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           CONFORMED COPY













                             SHAREHOLDERS' AGREEMENT


                                  dated as of

                                January 29, 1999

                                     among

                             NEXTEL PARTNERS, INC.

                                      AND

                         THE SHAREHOLDERS NAMED HEREIN






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                               TABLE OF CONTENTS
                             ----------------------

                                                                           PAGE
                                                                           ----
                             ARTICLE 1 DEFINITIONS

Section 1.01.  Definitions....................................................1

                 ARTICLE 2 CORPORATE GOVERNANCE AND MANAGEMENT

Section 2.01.  Composition of the Board......................................13
Section 2.02.  Removal.......................................................14
Section 2.03.  Vacancies.....................................................14
Section 2.04.  Quorum and Action by the Board................................14
Section 2.05.  Notice of Meeting; Participation..............................15
Section 2.06.  Actions Requiring Board, NWIP or DLJMB Approval...............15
Section 2.07.  Actions Requiring Shareholder Approval........................19
Section 2.08.  Subsidiary Governance.........................................19
Section 2.09.  Conflicting Charter or Bylaw Provisions.......................19
Section 2.10.  Initial Capitalization........................................19
Section 2.11.  Stock Options.................................................20

                       ARTICLE 3 RESTRICTIONS ON TRANSFER

Section 3.01.  General.......................................................20
Section 3.02.  Legends.......................................................21
Section 3.03.  Permitted Transferees.........................................22
Section 3.04.  General Restrictions on Transfers.............................22
Section 3.05.  Rights of First Offer.........................................24
Section 3.06.  Right of First Refusal........................................26
Section 3.07.  Major Investor Call Right.....................................28
Section 3.08.  Special Nextel Sale Right.....................................30

                         ARTICLE 4 PUT AND CALL RIGHTS

Section 4.01.  Non-Nextel Shareholder Put Rights.............................33
Section 4.02.  Nextel Shareholder Call Right.................................40


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Section 4.03.  Fair Market Value Calculation.................................44
Section 4.04.  Management Stockholder Tag Along Right........................48
Section 4.05.  Company Repurchase Rights.....................................49

                 ARTICLE 5 ANTI-DILUTION AND PREEMPTION RIGHTS

Section 5.01.  Anti-Dilution Rights..........................................51
Section 5.02.  Special NWIP Anti-Dilution Rights.............................53
Section 5.03.  Special NWIP Preemption of Registration Rights................54

                         ARTICLE 6 REGISTRATION RIGHTS

Section 6.01.  Demand Registration...........................................56
Section 6.02.  Company Registration; Incidental Registration.................59
Section 6.03.  Holdback Agreements...........................................61
Section 6.04.  Registration Procedures.......................................62
Section 6.05.  Indemnification by the Company................................65
Section 6.06.  Indemnification by Participating Shareholders.................66
Section 6.07.  Conduct of Indemnification Proceedings........................67
Section 6.08.  Contribution..................................................68
Section 6.09.  Participation in Public Offering..............................69
Section 6.10.  Cooperation by the Company....................................69
Section 6.11.  No Transfer of Registration Rights............................70
Section 6.12.  Limitations on Subsequent Registration Rights.................70
Section 6.13.  Obligation to Register Nextel and NWIP Securities.............70

                   ARTICLE 7 CERTAIN COVENANTS AND AGREEMENTS

Section 7.01.  Confidentiality...............................................71
Section 7.02.  Reports.......................................................72
Section 7.03.  Subsequent Deployment of Alternative Digital
                 Transmission Technology.....................................72
Section 7.04.  Limitations on Subsequent Changes to Company's
                 Operations..................................................73
Section 7.05.  Delivery of Nextel Stock......................................76
Section 7.06.  Senior Management Resignation.................................77

                            ARTICLE 8 MISCELLANEOUS

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Section 8.01.  Entire Agreement..............................................78
Section 8.02.  Binding Effect; Benefit.......................................78
Section 8.03.  Assignability.................................................78
Section 8.04.  Amendment; Waiver; Termination................................79
Section 8.05.  Notices.......................................................79
Section 8.06.  Fees and Expenses.............................................80
Section 8.07.  Headings......................................................81
Section 8.08.  Counterparts..................................................81
Section 8.09.  Applicable Law................................................81
Section 8.10.  Specific Enforcement..........................................82
Section 8.11.  Limitations on Damages........................................82
Section 8.12.  Consent to Jurisdiction; Expenses.............................82
Section 8.13.  Severability..................................................83
Section 8.14.  Amendments to Laws............................................83
Section 8.15.  Acknowledgment of Limits on Nextel's Liability................83


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                            SHAREHOLDERS' AGREEMENT


         AGREEMENT dated as of January 29, 1999 among Nextel Partners, Inc., (the "COMPANY"), Nextel WIP Corp. ("NWIP"), DLJ Merchant Banking Partners II, L.P. ("DLJMB"), Madison Dearborn Capital Partners II, L.P. ("MDP"), Eagle River Investments, LLC ("EAGLE RIVER"), Motorola, Inc. ("MOTOROLA") and the shareholders listed on the signature pages hereto.

                             W I T N E S S E T H :

         WHEREAS, pursuant to the Subscription Agreement (as defined below) certain parties hereto are acquiring securities of the Company; and

         WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations after consummation of the transactions contemplated by such Subscription Agreement;

         The parties hereto agree as follows:



                                   ARTICLE 1
                                  DEFINITIONS

         Section 1.01. Definitions. (a) The following terms, as used herein, have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person, provided that no security holder of the Company shall be deemed an Affiliate of any other security holder solely by reason of any investment in the Company nor shall any Person be deemed an Affiliate of the Company solely by reason of veto, approval or similar rights granted to such Person pursuant to any of the Transaction Documents. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or

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cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "ASSET TRANSFER AGREEMENT" shall have the meaning set forth in the Subscription Agreement.

         "BENEFICIALLY OWN" shall have the meaning set forth in Rules 13d-3 or 16a-1 of the Exchange Act.

         "BOARD" means the board of directors of the Company.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are required or authorized by law to close.

         "CLOSING" means the Closing Date (as defined in the Subscription Agreement).

         "CO-INVESTOR" means each Shareholder other than the Strategic Investors, the DLJ Entities and the Management Shareholders.

         "COMPANY CAPITAL STOCK" means the Company Common Stock, the Convertible Preferred Stock, the Series B Preferred (as defined in the Subscription Agreement), the Warrants (as defined in the Subscription Agreement) and any other equity security issued by the Company.

         "COMPANY COMMON STOCK" shall mean authorized Common Stock, par value $.001 per share, of the Company.

         "CONVERTIBLE PREFERRED STOCK" means the Series A Preferred, Series C Preferred and Series D Preferred, each as defined in the Subscription Agreement.

         "DLJ" means Donaldson, Lufkin & Jenrette, Inc.

         "DLJ FUNDS" means DLJMB, DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJMB Funding II, Inc., DLJ Merchant Banking Partners II - A, L.P., DLJ Diversified Partners - A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners - A, L.P., UK Investment Plan 1997 Partners, DLJ EAB Partners, L.P., DLJ ESC II L.P., DLJ First ESC L.P., DLJ Fund Investment
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Partners II, L.P., DLJ Private Equity Partners Fund, L.P., and DLJ Private
Equity Employee Partners Fund, L.P.

         "DLJ ENTITIES" means the DLJ Funds and MDP. The term "DLJ ENTITIES", to the extent such entities shall have transferred any of their Shares to Permitted Transferees, shall mean the DLJ Entities and the Permitted Transferees of the DLJ Entities, taken together, and any right or action that may be exercised or taken at the election of the DLJ Entities may be exercised or taken at the election of the DLJ Entities and such Permitted Transferees.

         "DLJMB TRIGGER EVENT" means the transfer of Equity Securities by one or more of the DLJ Entities so that the Equity Securities beneficially owned by the DLJ Entities, in the aggregate, is less than 80% of the Initial Ownership of the DLJ Entities.

         "EQUITY SECURITIES" means the Company Common Stock, the Warrants (on a Fully Diluted basis) and the Convertible Preferred Stock.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FCC" means the Federal Communications Commission or similar regulatory authority established in replacement thereof.

         "FCC CHANGE OF CONTROL" means the granting or withholding of any rights, powers or obligations, that either individually or in combination, would require the approval of the FCC pursuant to Section 310(d) of the Communications Act of 1934, as amended, or any of the FCC Rules or policies implementing Section 310(d).

         "FCC RULES" means the statutes, rules and regulations administered by the FCC.

         "FULLY DILUTED" means, with respect to any class of Company Capital Stock and without duplication, all outstanding shares and all shares issuable in respect of outstanding securities convertible into or exchangeable for Company Common Stock, stock appreciation rights or options, warrants and other


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irrevocable rights to purchase or subscribe for Company Common Stock or securities convertible into or exchangeable for Company Common Stock; provided that no Person shall be deemed to own such number of Fully Diluted shares of such class as such Person has the right to acquire from any Person other than the Company.

         "INITIAL OWNERSHIP" means, with respect to any Shareholder, the number of shares of Equity Securities beneficially owned (and (without duplication) which such Persons have the right to acquire from the Company) as of the date hereof, taking into account any stock split, stock dividend, reverse stock split or similar event, provided that with respect to the Initial Ownership of the DLJ Entities, in the event that either the DLJ Funds or MDP elect to transfer Shares to a Third Party and MDP or the DLJ Funds, as the case may be, elects to exercise its rights under Section 3.05, 3.06 or 3.07 and purchase its Pro Rata Portion, and, in addition, offers irrevocably to purchase all of those Shares proposed to be transferred to the Third Party that are not purchased by the other Major Investors, the Initial Ownership of the DLJ Entities, in the aggregate, will be reduced by the number of Shares sold by the DLJ Funds or MDP, as the case may be, and purchased by the other Major Investors (excluding the DLJ Funds and MDP) pursuant to Section 3.05, 3.06 or 3.07.

         "INITIAL PUBLIC OFFERING" means the initial Public Offering.

         "INITIAL REQUIRED BUILD" means the completion of the Build Out of all Initial Sections (as defined in the Joint Venture Agreement) assigned to the first or second Build Year (as defined in the Joint Venture Agreement), and of any Option Sections (as defined in the Joint Venture Agreement) assigned to the first or second Build Year that are included in the Territory (as defined in the Joint Venture Agreement) through the Company's election under Section 6.2B of the Joint Venture Agreement, but excluding any such Option Sections that are included in the Territory as a result of the Company's response to a notice given pursuant to Section 6.2C of the Joint Venture Agreement.

         "JOINT VENTURE AGREEMENT" means that certain Joint Venture Agreement, dated as of the date hereof, by and among the Company, Opco and NWIP, as it may be amended from time to time.


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         "LICENSE CO." means Nextel WIP License Co., a Delaware corporation, which on the date hereof is a wholly-owned Subsidiary of NWIP and which, upon receipt of the requisite FCC approval, will automatically become a wholly-owned Subsidiary of the Company.

         "MANAGEMENT AGREEMENT" means that certain interim Management Agreement, dated as of the date hereof, by and among the Company, Opco, License Co. and NWIP, as it may be amended from time to time.

         "MANAGEMENT SHAREHOLDERS" means John Chapple, John Thompson,
David Thaler, David Aas, Perry Satterlee, and Mark Fanning and their Permitted Transferees.

         "NDS" means, individually, a Nextel Subsidiary operating all or any portion of an ESMR Network (as defined in the Joint Venture Agreement) in the United States and "the NDS" means, collectively, all of Nextel's Subsidiaries operating all or any portion of an ESMR Network in the United States.

         "NEXTEL" means Nextel Communications, Inc. and its successors and assigns, including any surviving or transferee Person of a transaction described in clause (iii) of the definition of Nextel Sale.

         "NEXTEL AGREEMENT" means that certain Agreement Specifying Obligations of, and Limiting Liability and Recourse to Nextel, dated as of the date hereof, by and among Nextel, the Company, and Opco.

         "NEXTEL SHAREHOLDERS" means (i) NWIP and its Permitted Transferees,
(ii) Nextel and its Subsidiaries and (iii) any person or group described in clause (i) of the definition of Nextel Sale and any controlled Affiliate thereof.

         "1999 STOCK OPTION PLAN" means the Nextel Partners, Inc. 1999 Nonqualified Stock Option Plan as in effect on the date hereof.

         "NON-NEXTEL SHAREHOLDERS" means any Shareholder other than a Nextel Shareholder.

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         "OPCO" means Nextel Partners Operating Corp., a wholly owned subsidiary of the Company.

         "PERCENTAGE OWNERSHIP" means, with respect to any Shareholder or any group of Shareholders at any time, (i) the number of shares of Fully Diluted Company Common Stock that such Shareholder or group of Shareholders beneficially owns (and (without duplication) has the right to acquire from the Company) at such time, divided by (ii) the total number of shares of Fully Diluted Company Common Stock at such time.

         "PERMITTED TRANSFEREE" means (i) in the case of a Shareholder other than a Management Shareholder, NWIP, Motorola, Eagle River or a DLJ Entity (a) any Affiliate of such Shareholder (collectively, "SHAREHOLDER AFFILIATES"), (b) any general partner, limited partner, member, or shareholder of such Shareholder or a Shareholder Affiliate that receives Shares in a bona fide distribution pursuant to the terms of the transferor's organizational documents (so long as such documents are not amended for the purpose of permitting such a transfer), and any employee, officer or director of such Shareholder or a Shareholder Affiliate, or any spouse, lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of the foregoing Persons described in this clause
(b) (collectively, "SHAREHOLDER ASSOCIATES") and (c) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partner of which include only such Shareholder, such Shareholder Affiliates or Shareholder Associates;

          (ii) in the case of a Management Shareholder (a) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of any of such Management Shareholder, (b) any trust, the primary beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clause (a) or (c) any charitable remainder trust;

         (iii) in the case of any DLJ Entity (a) any other DLJ Entity (except that MDP and the DLJ Funds and their respective Permitted Transferees shall not be Permitted Transferees of each other), (b) any general or limited partner of any such

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entity (a "DLJ PARTNER"), and any corporation, partnership, Affiliated Employee
Benefit Trust or other entity which is an Affiliate of any DLJ Partner (collectively, the "DLJ AFFILIATES"), (c) any managing director, general partner, director, limited partner, officer or employee of such DLJ Entity or a DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (c) (collectively, "DLJ ASSOCIATES"), (d) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only such DLJ Entity, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants (whether natural or adopted) and (e) Reed Hundt, in an amount not to exceed $100,000 of Convertible Preferred Stock, provided that any DLJ Partner, DLJ Affiliate, DLJ Associate, or any Person described in clause (d) shall be deemed a Permitted Transferee only if (x) a DLJ Entity is required to transfer Shares to such Person pursuant to the terms of such DLJ Entity's organizational documents and (y) since the date hereof, such organizational documents have not been amended specifically to permit a transfer of Shares to such Person under this Agreement. For purposes of this definition, "AFFILIATED EMPLOYEE BENEFIT TRUST" means any trust that is a successor to the assets held by a trust established under an employee benefit plan subject to ERISA or any other trust established directly or indirectly under such plan or any other such plan having the same sponsor;

          (iv) in the case of NWIP, any wholly-owned Subsidiary of Nextel for so long as it remains a wholly-owned Subsidiary of Nextel;

          (v) in the case of Motorola, any controlled Affiliate who is not a Competitor for so long as it remains a controlled Affiliate of Motorola; or

          (vi) in the case of Eagle River, (a) Craig O. McCaw, (b) any Person or Persons (i) that is controlled directly or indirectly by Craig O. McCaw or the estate of Craig O. McCaw and (ii) a majority of the equity interests of which are owned, directly or indirectly, by Craig O. McCaw and his family, his brothers and their families, officers and employees of such entities, ex-spouses of such persons and estates of, and trusts for the primary benefit of, the foregoing persons (collectively, the "MCCAW GROUP"), (c) any Affiliate of Craig O. McCaw, (d) any current or former member or shareholder of a Person that is controlled by Craig O. McCaw,


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provided that any such member or shareholder of a Person described in this clause (d) shall be deemed a Permitted Transferee only if Eagle River is required or expressly permitted pursuant to the organizational documents of Eagle River to transfer Shares to such member or shareholder and, since the date hereof, such organizational documents have not been amended specifically to permit a transfer of Shares to such Person under this Agreement and (e) any group of entities, each controlled by Craig O. McCaw or the estate of Craig O. McCaw and through which the McCaw Group collectively owns, directly or indirectly, a majority of the equity interests of Nextel (it being understood that if the McCaw Group collectively owns 50% of a Person that owns 20% of Nextel's equity interests, the McCaw Group will be deemed to indirectly own 10% of Nextel's equity interest through such entity).

         "PERSON" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PUBLIC OFFERING" means any primary or secondary public offering of Company Common Stock of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.

         "QUALIFIED DLJ ENTITIES" means (i) the DLJ Entities (other than MDP and its Permitted Transferees), to the extent that DLJ has the power to vote or control the vote of the Voting Stock held by such DLJ Entities and (ii) MDP and its Permitted Transferees, to the extent that MDP (or DLJ) has the power to vote or control the vote of the Voting Stock held by such Persons.

         "QUALIFIED EAGLE RIVER ENTITIES" means Eagle River and its Permitted Transferees to the extent that Eagle River or its Affiliates has the power to vote or control the vote of the Voting Stock held by such Persons.

         "QUALIFYING DLJ DEMAND" means a Demand Registration involving a sale of Company Common Stock issued to the DLJ Entities upon conversion of the Series A Preferred Stock acquired by them at the Closing that will result in

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either: (i) the receipt by the DLJ Entities of gross proceeds of at least $50 million or (ii) the sale of Company Common Stock by the DLJ Entities representing more than 20% of the DLJ Entities' aggregate Initial Ownership.

         "REGISTRABLE SECURITIES" means, at any time, with respect to any Shareholder, any shares of Company Common Stock then owned by such Shareholder until (i) a registration statement covering such Company Common Stock has been declared effective by the SEC and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such securities may be sold pursuant to Rule 144(k) or (iii) such securities are otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for such securities not bearing the legend required pursuant to this Agreement and such securities may be resold without subsequent registration under the Securities Act.

         "REGISTRATION EXPENSES" means (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 6.04(h)),
(vi) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of up to one counsel to represent collectively all of the Shareholders participating in the offering, (viii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Shares Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter" and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses (except as set forth in clause

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(vii) above) of the Shareholders or any fees and expenses of underwriter's counsel or any other fees and expenses of underwriters.

         "RESTRICTED STOCK PURCHASE AGREEMENTS" means the Restricted Stock Purchase Agreements, dated as of November 20, 1998, as amended, between the Company and each of the Management Shareholders, as in effect on the date hereof.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHAREHOLDER" means each Person (other than the Company) who agrees in writing to be bound by the terms of this Agreement, whether in connection with its execution and delivery as of the date hereof, pursuant to Sections 3.03, 3.05, 3.06, 3.07 and 8.03 or otherwise, so long as such Person beneficially owns any Shares.

         "SHARES" means shares of Company Capital Stock held by the Shareholders.

         "STRATEGIC INVESTOR" means any of NWIP, Eagle River, Motorola and their respective Permitted Transferees.

         "SUBSCRIPTION AGREEMENT" means the Subscription and Contribution Agreement dated of even date herewith among the Company and the buyers named therein relating to the purchase and sale of Company Capital Stock.

         "SUBSIDIARY" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "TCW" means TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., TCW Shared Opportunity Fund II, L.P., TCW Shared Opportunity Fund IIB, LLC and TCW Shared Opportunity Fund III, L.P.


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         "THIRD PARTY" means a prospective purchaser of Shares from a
Shareholder in an arm's-length transaction where such purchaser is not a Permitted Transferee of such Shareholder.

         "TRANSACTION DOCUMENTS" has the meaning set forth in the Subscription Agreement.

         "UNDERWRITTEN PUBLIC OFFERING" means an underwritten Public Offering of Company Common Stock consummated pursuant to an effective registration statement under the Securities Act.

         "VOTING STOCK" means any Company Capital Stock or Capital Stock, as the case may be, which ordinarily has voting power for the election of directors (or persons performing similar functions), whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

         Term                                                       Section
         ----                                                       -------

         Adverse Impact Notice                                      7.04(a)
         Applicable Default                                         7.04(f)
         Approved Purchaser                                         3.05(a)
         Average Share Price                                        4.02(d)
         Beneficial Owner                                           4.01(h)
         Build Out                                                  4.05(e)
         Business Objectives                                        2.06(b)
         Call Notice                                                3.07(b)
         Call Right                                                 3.07(a)
         Called Interest                                            3.07(a)
         Capital Stock                                              4.01(h)
         Cause                                                      2.02
         Challenge Ceiling Price                                    4.03(h)
         Challenge Floor Price                                      4.03(h)
         Challenger's Representative                                4.03(d)
         Closing Price                                              4.01(h)

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         Common Stock                                               4.01(h)
         Company EBITDA                                             4.02(d)
         Company Equity Value                                       4.02(d)
         Company IPO                                                5.02(a)
         Competitor                                                 3.04(e)
         Confidential Information                                   7.01(b)
         control                                                    4.01(h)
         Default Outcome                                            7.04(f)
         Demand Registration                                        6.01(a)
         Disqualified Provision                                     7.04(f)
         DLJMB Designee                                             2.01(a)
         Eagle River Designee                                       2.01(a)
         Election Period                                            4.05(e)
         Event of Default                                           7.04(f)
         Fair Market Value                                          4.03(a)
         First Appraiser                                            4.03(b)
         General Repurchase Date                                    4.05(e)
         High Offering Price                                        5.02(a)
         High Value                                                 4.03(c)
         Holders                                                    6.01(a)
         Improvements                                               7.04(h)
         Indemnified Party                                          6.07
         Indemnifying Party                                         6.07
         Individual Repurchase Date                                 4.05(e)
         Initial Offer Period                                       3.05(b)
         Inspectors                                                 6.04(g)
         Investment Formula Price                                   4.03(h)
         Lockup Termination Date                                    3.04(e)
         Low Offering Price                                         5.02(a)
         Low Value                                                  4.03(c)
         Major Investors                                            3.05(a)
         Maximum Offering Size                                      6.01(f)
         Mid-Range                                                  4.03(c)
         Nextel Determination                                       7.04(b)
         Nextel Multiple                                            4.02(d)
         Nextel Required Upgrade                                    7.04(a)
         Nextel Required Upgrade Analysis                           7.04(a)

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         Nextel Sale                                                4.01(h)
         Nextel Securities                                          6.13
         Nextel Shares                                              7.05(a)
         Nextel Voting Stock                                        4.01(h)
         Nominee                                                    2.03(a)
         Notice of Challenge                                        4.03(d)
         NWIP Call Notice                                           4.02(b)
         NWIP Call Right                                            4.02(a)
         NWIP Designee                                              2.01(a)
         NWIP Preemption Put                                        4.01(a)
         Offering Party                                             5.03(b)
         Offering Price                                             5.02(b)
         Option A                                                   7.04(b)
         Option B                                                   7.04(b)
         Option C                                                   7.04(b)
         Option D                                                   7.04(c)
         Option Sections                                            4.05(e)
         Option Section Percentage                                  4.05(e)
         Permitted Holders                                          4.01(h)
         POPs                                                       4.05(e)
         Pre-Closing Expenditure                                    8.06(c)
         Preemption Election Notice                                 5.03(b)
         Preemption Notice                                          5.03(a)
         Preemption Right                                           5.03(a)
         Pro Rata Portion                                           3.05(b)
         Purchase Date                                              7.05(a)
         Put Event                                                  4.01(a)
         Put Notice                                                 4.01(c)
         Put Right                                                  4.01(a)
         Records                                                    6.04(g)
         Representatives                                            7.01(b)
         Required Services                                          7.04(h)
         Reselling Shareholder                                      4.05(e)
         Second Appraiser                                           4.03(b)
         Section 3.05 Offer                                         3.05(b)
         Section 3.05 Offer Notice                                  3.05(a)
         Section 3.05 Purchaser                                     3.05(d)

         Section 3.05 Sale                                          3.05(a)
         Section 3.05 Sale Price                                    3.05(a)
         Section 3.05 Shares                                        3.05(a)
         Section 3.06 Offer                                         3.06(a)
         Section 3.06 Offer Notice                                  3.06(a)
         Section 3.06 Offer Period                                  3.06(b)
         Section 3.06 Offer Price                                   3.06(a)
         Section 3.08 Notice                                        3.08(a)
         Section 3.08 Purchaser                                     3.08(a)
         Section 3.08 Sale                                          3.08(a)
         Section 3.08 Sale Price                                    3.08(a)
         Section 5.01 Notice                                        5.01(a)
         Section 5.02 Notice                                        5.02(a)
         Selling Party                                              3.05(a)
         Selling Shareholder                                        6.01(a)
         Service Pricing Structure                                  7.04(h)
         Shareholder                                                8.03
         Special Nextel Sale                                        4.01(h)
         Special Securities                                         4.05(e)
         Start Date                                                 4.03(b)
         Superseding IPO                                            6.01(h)
         Technology Change                                          7.03
         Technology Change Notice                                   7.03
         Telecommunications Company                                 3.04(e)
         Telecommunications Revenue                                 3.04(e)
         Third Appraiser                                            4.03(c)
         Third Party Sale                                           3.07(a)
         Third Value                                                4.03(c)
         Total Common Equity                                        4.01(h)
         Total Enterprise Value                                     4.02(d)
         Trading Day                                                4.01(h)
         transfer                                                   3.01(a)
         Underwriters' Range                                        5.02(a)


                                   ARTICLE 2

                      CORPORATE GOVERNANCE AND MANAGEMENT

         Section 2.01. Composition of the Board. (a) The Board shall consist of five members, of whom two shall be designated by DLJMB (each such director, a "DLJMB DESIGNEE"), one shall be designated by NWIP (such director, a "NWIP DESIGNEE"), one shall be designated by Eagle River (such director, an "EAGLE RIVER DESIGNEE") and one shall be the chief executive officer of the Company.

         (b) Each Shareholder entitled to vote for the election of directors to the Board agrees that it will vote its shares of Equity Securities or execute consents, as the case may be, and take all other necessary action (including causing the Company to call a special meeting of shareholders) in order to ensure that the composition of the Board is as set forth in this Section 2.01. The parties to this Agreement hereby agree that as of the date hereof the Board shall consist of the following persons: John Chapple, Timothy M. Donahue, Andrew H. Rush, Andrew E. Sinwell, Dennis M. Weibling and that such agreement shall constitute shareholder consent to the foregoing for purposes of the Delaware General Corporation Law.

         (c) The right of NWIP, Eagle River or DLJMB, as the case may be, to designate one member of the Board pursuant to this Article 2 shall terminate at such time as the number of shares of Equity Securities held by the Nextel Shareholders, the Qualified Eagle River Entities or the Qualified DLJ Entities, as the case may be, is less than 50% of the Nextel Shareholders', Eagle River's or the DLJ Entities' Initial Ownership, as the case may be. The right of DLJMB to designate a second member of the Board pursuant to this Article 2 shall terminate at such time as the number of shares of Equity Securities held by the Qualified DLJ Entities, in the aggregate, is less than 12% of the DLJ Entities' Initial Ownership. So long as the Strategic Investors, in the aggregate, beneficially own less than a majority of the Voting Stock, such Strategic Investors' designees will constitute less than a majority of the Board. Individuals affiliated with a particular Shareholder or group of Shareholders shall not constitute a majority of the Board unless, at the time such individuals are elected, such Shareholder or group of Shareholders owns a majority of the outstanding Voting Stock, and at no time shall more than one DLJMB Designee be designated by MDP. Subject to (and to the extent not inconsistent with) the foregoing, in the event that the right of any Shareholder pursuant to this Section 2.01 to designate a member of the Board terminates, the Board shall nevertheless continue to consist of five members, and the member or members no longer designated by such Shareholder shall instead be designated by the other members of the Board or (if such members cannot reach agreement thereon within 30 days) by the holders of a majority of the Voting Stock then outstanding. No member of the Board designated as described in the preceding sentence will be deemed an NWIP Designee or a DLJMB Designee for any purpose.

         Section 2.02. Removal. Each Shareholder agrees that it will not vote any of its shares of Voting Stock in favor of the removal of any director who shall have been designated or nominated pursuant to Section 2.01 unless such removal shall be for Cause or the Person(s) entitled to designate or nominate such director shall have consented to such removal in writing, provided that if the Persons entitled to designate or nominate any director pursuant to Section
2.01 shall request the removal, with or without Cause, of such director in writing, such Shareholder shall vote its shares of Voting Stock in favor of such removal. Removal for "CAUSE" shall mean removal of a director because of such director's (a) willful and continued failure substantially to perform his duties with the Company in his established position, (b) willful conduct which is injurious to the Company or any of its Subsidiaries, monetarily or otherwise, (c) conviction for, or guilty plea to, a felony or a crime involving moral turpitude or (d) abuse of illegal drugs or other controlled substances or habitual intoxication.

         Section 2.03. Vacancies. If, as a result of death, disability, retirement, resignation, removal (with or without Cause) or otherwise, there shall exist or occur any vacancy on the Board with respect to a DLJMB Designee, an Eagle River Designee or a NWIP Designee:

          (a) the Person(s) entitled under Section 2.01 to designate or nominate such director whose death, disability, retirement, resignation or removal resulted in such vacancy, may, subject to the provisions of Section 2.01, designate another individual (the "NOMINEE") to fill such vacancy and serve as a director of the Company; and

          (b) each Shareholder then entitled to vote for the election of the Nominee as a director of the Company agrees that it will vote its shares of Voting Stock, or execute a written consent, as the case may be, in order to ensure that the Nominee be elected to the Board.

         Section 2.04. Quorum and Action by the Board. (a) A quorum of the Board shall consist of three directors.

          (b) All actions of the Board shall require the affirmative vote of at least a majority of the directors at a duly convened meeting of the Board at which a quorum is present or the unanimous written consent of the Board; provided that, in the event there is a vacancy on the Board and an individual has been nominated to fill such vacancy, the first order of business shall be to fill such vacancy.

         Section 2.05. Notice of Meeting; Participation. (a) Unless waived by all the directors with respect to a specific meeting, each director will receive notice and the agenda of each meeting of the Board or any committee thereof at least 10 days prior to such meeting, provided that if timely notice was not provided to a director and such director attends a meeting without objection, then such director shall be deemed to have waived this notice requirement.

          (b) The DLJMB Designee(s) will be permitted to invite two observers to participate in any meeting of the Board, provided such observers will not be permitted to vote at such meeting. DLJMB shall cause any such observers to comply with the provisions of Section 7.01.

         Section 2.06. Actions Requiring Board, NWIP or DLJMB Approval. (a) No action by the Company, License Co., Opco or any other Subsidiary (including but not limited to any action by the Board or any committee thereof or the board of directors or any committee thereof of License Co., Opco or any other Subsidiary) shall be taken after the date hereof with respect to (A) any of the following matters without the affirmative approval of the Board or the relevant board of directors, (B) any issuance of any Company Capital Stock at a per share price lower than the per share price paid by DLJMB for the Series A Preferred (other than an issuance described in Section 5.01(b)), without the affirmative approval of a NWIP Designee and a DLJMB Designee, and (C) the matters referred to in paragraphs (iv), (viii), (xi), (xvi) and (xvii) below and any transaction (or series of related transactions) covered by paragraph (ix) below that has a value in excess of $5,000,000 and is not contemplated by the Transaction Documents, without the affirmative approval (which shall be given or withheld within 30 days of the Company's written request therefor) of at least one DLJMB Designee (other than an increase in the percentage of the Company's shares of Company Common Stock available for grant under the Company's option plans from 5.6% to 9.16%, which will require only approval of the Board), provided that approval by a DLJMB Designee under clauses (B) and
(C) above shall no longer be required after the earlier of the Initial Public Offering or the transfer of Equity Securities by one or more of the DLJ Entities so that the shares of Equity Securities beneficially owned by the Qualified DLJ Entities is, in the aggregate, less than 80% of the Initial Ownership of the DLJ Entities, and provided further that approval of a NWIP Designee under clause (B) above shall no longer be required after the earlier of the Initial Public Offering and a Section 3.08 Sale:


              (i) any issuance of any Company Capital Stock, except pursuant to the express terms of the Transaction Documents;

              (ii) (x) any merger or consolidation of the Company with or into any Person, other than a wholly owned Subsidiary, or of any Subsidiary with or into any Person other than the Company or any other wholly-owned Subsidiary; or (y) any sale of any Subsidiary or any significant operations of the Company or any Subsidiary or any acquisition or disposition of assets, business, operations or securities by the Company or any Subsidiary (in a single transaction or a series of related transactions) having a value in each case in this clause (y) in excess of $25,000,000;

              (iii) the declaration of any dividend on or the making of any distribution with respect to, or the redemption, repurchase or other acquisition of, any securities of the Company or any Subsidiary, except as expressly permitted by this Agreement, the terms of the Series B Preferred, or the Restricted Stock Purchase Agreements;

              (iv) any liquidation, dissolution, commencement of bankruptcy, or similar proceedings with respect to the Company or any material Subsidiary;

              (v) any incurrence, refinancing or alteration of material terms by the Company or any Subsidiary of indebtedness for borrowed money in excess of $25,000,000 in the aggregate (or the guaranty by the Company or any Subsidiary of any such indebtedness), or the issuance of any security by the Company or any Subsidiary (not including issuances of such securities in connection with employee or stock option plans previously approved by the Board pursuant to clause
          (viii) below), in each case other than as specifically contemplated by this Agreement or the Restricted Stock Purchase Agreements;

              (vi) any capital expenditure in excess of $5,000,000 individually or in the aggregate in an amount in excess of $25,000,000 per annum, in either case, which is not specifically contemplated by the annual budget or business plan of the Company or any Subsidiary;

              (vii) any entering into, amending or modifying in any material respect any agreements of the Company or any Subsidiary providing for payments by or to the Company or such Subsidiary in excess of $5,000,000 per annum or $25,000,000 in the aggregate;

              (viii) any determination of compensation, benefits, perquisites and other incentives for senior management of the Company or its Subsidiaries and the approval or amendment of any plans or contracts in connection therewith;

              (ix) the entrance into any transaction between the Company or any Subsidiary, on the one hand, and any stockholder, director, officer, employee or Affiliate of the Company, any Subsidiary or any of the foregoing, on the other hand, other than (X) transactions pursuant to the express terms of the Transaction Documents, (Y) a loan from the Company to John Thompson in an amount not to exceed $2.2 million or
          (Z) transactions involving an amount less than $500,000 in the aggregate;

              (x) any appointment of any of the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or Chief Operating Officer or any other executive officer in any similar capacity of the Company or any material Subsidiary;

              (xi) any change in the Company's tax status;

              (xii) any change in accounting or tax principles or policies with respect to the financial statements, records or affairs of the Company or any Subsidiary, except as required by generally accepted accounting principles or by law or any other matters which could affect any regulatory status or tax liability of the Company or any Subsidiary, or any Shareholder with respect to the investment by such Shareholder in the Company;

              (xiii) any appointment or removal of the auditors, primary outside legal counsel, financial advisors, underwriters (except underwriters selected as provided in the first sentence of Section 6.04(f) unless such Demand Registration constitutes an Initial Public Offering), investment bankers or company-wide insurance providers of the Company or any Subsidiary;

              (xiv) any amendment to the certificate of incorporation or bylaws of the Company or any adoption of or amendment to the certificate of incorporation or bylaws of any Subsidiary, or any change in the composition of the board of directors of such Subsidiary from the initial composition thereof approved by the Board, any formation of any direct, first-tier Subsidiary of the Company other than Opco or any formation of or acquisition of any Subsidiary that is not or will not be a wholly-owned direct or indirect Subsidiary of the Company;

              (xv) any approval of the annual business plan, budget and long term strategic plan of the Company or any Subsidiary;

              (xvi) any material modification or renewal (other than in the ordinary course) or termination of the Management Agreement or the Analog Management Agreement (as such term is defined in the Joint Venture Agreement), or any other management agreement as contemplated by the Joint Venture Agreement; or

              (xvii) any modification of the long-term business strategy or scope of the business of the Company or any material Subsidiary or any material modification of any material customer relationships thereof.

           (b) Notwithstanding anything in Section 2.06(a) to the contrary, no action by the Company, License Co., Opco or any other material Subsidiary (including but not limited to any action by the Board or any committee thereof or the board of directors or any committee thereof of the relevant Subsidiary) shall be taken after the date hereof with respect to any of the following matters without the prior written approval (which shall be given or withheld within 30 days of the Company's written request therefor) of the NWIP Designee, provided that (A) approval by the NWIP Designee of the matters referred to in paragraph (ii) below will no longer be required on the earlier of the date on which (x) NWIP transfers any Shares owned by NWIP as of the date hereof to a Person (other than the Company) that is not a Permitted Transferee and (y) the NWIP Call Right expires and (B) approval of the NWIP Designee of any of the matters referred to in this Section 2.06(b) will no longer be required if the Nextel Shareholders transfer their Shares to a Third Party pursuant to Section 3.08:

              (i) any material change in the technology used by the Company;

              (ii) any decision to expand or broaden the scope of the Company's business beyond building and operating an ESMR digital mobile communications network in the Territory (as defined in the Joint Venture Agreement) (the "BUSINESS OBJECTIVES"), including any decision to make any acquisitions other than 800 MHZ or 900 MHZ SMR acquisitions;

              (iii) any modification or change in the Business Objectives that is inconsistent with the Company's duties and obligations under the Transaction Documents;

              (iv) any sale, exchange or other disposition of all or substantially all the assets of the Company;

              (v) the entering into any agreement or series of agreements the terms of which would be materially altered if Nextel or NWIP either exercised or elected not to exercise its right to acquire the relevant Company Capital Stock under Sections 3.05, 3.07, 4.01, 4.02, 5.02, 5.03,

          7.03 or 7.04 or otherwise acquired beneficial ownership of a majority of the outstanding or Fully Diluted shares of Company Capital Stock.

         Section 2.07. Actions Requiring Shareholder Approval. In addition to any approvals required under Sections 2.06(a) and 2.06(b) and any approvals required under applicable law, (x) any merger or consolidation of the Company with or into any Person, other than a wholly-owned Subsidiary, or of any other Subsidiary with or into any Person other than the Company or any other wholly-owned Subsidiary, or (y) any sale of any Subsidiary or any significant operations of the Company or any Subsidiary or any acquisition or disposition of assets, business, operations or securities by the Company or any Subsidiary (in a single transaction or a series of related transactions) having a value in each case in this clause (y) in excess of $25,000,000, will require the affirmative approval of at least 50% of the Voting Stock held by the Non-Nextel Shareholders.

         Section 2.08. Subsidiary Governance. Each of the Company and each Shareholder agrees that the board of directors of Opco and, upon transfer of the stock of License Co. to the Company, License Co. shall be comprised of the individuals who are serving on the Board in accordance with Section 2.01 and the board of directors of each other Subsidiary of the Company shall be comprised of the president of each of the Company and Nextel or, if so determined by the Board from time to time with respect to any such Subsidiary, by the same number of individuals then serving on the Board, which individuals shall be designated and subject to removal, and shall otherwise act, in the manner specified with respect to the Board in Section 2.01 through 2.06. Each Shareholder agrees to vote its shares of Voting Stock and to cause its representatives on the Board, subject to his or her fiduciary duties, to vote and take other appropriate action to effectuate the agreements in this Section
2.08 in respect of each such Subsidiary.

         Section 2.09. Conflicting Charter or Bylaw Provisions. Each Shareholder shall vote its shares of Voting Stock, and shall take all other actions necessary, to ensure that the Company's certificate of incorporation and bylaws facilitate and do not at any time conflict with any provision of this Agreement.

         Section 2.10. Initial Capitalization. (a) The equity capitalization of the Company as of the date hereof is as set forth in Exhibit A hereto.

         (b) Each Shareholder agrees that immediately preceding the closing for the Initial Public Offering, all Company Capital Stock that is convertible into or exchangeable for Company Common Stock shall be so converted or exchanged in accordance with the provisions of the Company's certificate of incorporation.

         Section 2.11. Stock Options. Once the shares available for issuance under the 1999 Stock Option Plan are exhausted, if, at such time, the fair market value of the Series A Preferred (or if such Series A Preferred has been converted into Common Stock, the Common Stock) (determined by the Board in its reasonable discretion) represents a compound annual rate of return to the DLJ Entities of 30% or more (calculated using the same methodology used to calculate the Investment Formula Price), the Company shall adopt a second option plan; provided, that if the DLJ Entities have not then achieved a compound annual rate of return of 30% or more (using the same methodology used to calculate the Investment Formula Price), the Board, in its reasonable discretion, may elect to authorize a second option plan, provided, further, that until there has occurred both an Initial Public Offering and a DLJMB Trigger Event, the maximum number of shares of Company Common Stock issuable upon exercise of options available under such second option plan shall in no event exceed 3.56% of the number of shares of Fully Diluted Common Stock outstanding at the Closing (after giving effect to the grant and exercise of all such additional options) without the approval of DLJMB.


                                   ARTICLE 3
                            RESTRICTIONS ON TRANSFER

         Section 3.01. General. (a) Each Shareholder understands and agrees that the Shares purchased pursuant to the Subscription Agreement and/or the Restricted Stock Purchase Agreement, as the case may be, have not been registered under the Securities Act and are restricted securities. Each Shareholder agrees that it will not, directly or indirectly, sell, assign, transfer, grant a participation or derivative interest in, pledge or otherwise dispose of ("TRANSFER") any Shares (or solicit any offers to buy or otherwise acquire, or take a pledge of any Shares) except in compliance with applicable federal or state securities laws and statutes, FCC Rules and the terms and conditions of this Agreement.

          (b) Any attempt to transfer any Shares not in compliance with this Agreement shall be null and void and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company's stock records to such attempted transfer.

          (c) No (i) transfer of Shares (other than in a transaction involving a Public Offering or, after a Public Offering, a sale pursuant to Rule 144 of the Securities Act) or (ii) after the date hereof, issuance of Company Capital Stock (other than mandatorily redeemable pay-in-kind non-convertible securities) will be effective until the recipient of such securities has executed and delivered a counterpart of this Agreement and the Custodial Agreement agreeing to be bound hereby and thereby.

         Section 3.02. Legends. (a) In addition to any other legend that may be required, each certificate for the Shares that is issued to any Shareholder shall bear a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SHAREHOLDERS' AGREEMENT DATED AS OF JANUARY 29, 1999 AND THE CUSTODIAL AGREEMENT DATED AS OF JANUARY 29, 1999, A COPY OF EACH OF WHICH THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF REQUEST THEREFOR ADDRESSED TO

          THE SECRETARY OF THE COMPANY, AT THE ADDRESS OF THE COMPANY."

          (b) If any Shares shall cease to be Registrable Securities under clause (i) or clause (ii) of the definition thereof, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the first sentence of the legend required by Section 3.02(a) endorsed thereon. If any Shares cease to be subject to any and all restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the second sentence of the legend required by Section 3.02(a) endorsed thereon.

         Section 3.03. Permitted Transferees. Notwithstanding anything in this Agreement to the contrary, any Shareholder may at any time transfer any or all of its Shares to one or more of its Permitted Transferees without the consent of the Board or any other Shareholder or group of Shareholders and without compliance with Sections 3.04 through 3.07 so long as (a) such Permitted Transferee shall have agreed in writing to be bound by the terms of this Agreement and shall have assumed in writing and agreed to discharge any and all obligations of such Permitted Transferee that relate to such Shares and (b) the transfer to such Permitted Transferee is not in violation of applicable federal or state securities laws or FCC Rules.

         Section 3.04. General Restrictions on Transfers. (a) Except as provided in Section 3.03, each of Eagle River, Motorola and each Management Shareholder and their respective Permitted Transferees may transfer their Shares only after the Lockup Termination Date, subject to Sections 3.05, 3.06 and 3.07, in a transfer to any Third Party other than a Competitor, provided that (i) if there is an Initial Public Offering prior to the Lockup Termination Date, each such Shareholder shall be permitted to transfer Shares, subject to Sections 3.05, 3.06 and 3.07, in an amount up to 30% of the lesser of such Shareholder's (x) Initial Ownership (or, in the case of a Shareholder who transferred Shares after the date hereof and the Person who became a Shareholder pursuant to such transfer, such Shareholder's and transferee's respective ownership interest as of the date such transfer occurred) or (y) ownership interest as of the day after the Initial Public Offering, (ii) if there is a Put Event under Section 4.01 or Section 12.9 of the Joint Venture Agreement or an NWIP Call Right under Section 4.02 or 7.03, each Shareholder shall be permitted to sell its Shares to NWIP and (iii) if there is a Section
3.08 Sale, each Shareholder shall be permitted to sell its Shares to the relevant Third Party.

          (b) Except as provided in Section 3.03 or pursuant to a transfer to the Company in connection with NWIP's repurchase of frequencies from the Company pursuant to Section 4.14B of the Joint Venture Agreement, a Nextel Shareholder may not transfer any Shares at any time prior to the exercise or expiration of the NWIP Call Right and thereafter may transfer such Shares at any time only pursuant to a Section 3.08 Sale and subject to Section 3.04(d).

          (c) The DLJ Entities and each Co-Investor may transfer their Shares at any time, subject to Sections 3.04(d), 3.05, 3.06 and 3.07. Notwithstanding anything in this Agreement to the contrary, if any DLJ Entity proposes to sell shares to a Third Party (x) in a transaction not involving a Public Offering or
(y) pursuant to a Demand Registration or Section 6.02, each of Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., The Huff Alternative Income Fund L.P., and TCW (each a "HIGH-YIELD INVESTOR") shall have the nonassignable right, at its option (but following the same procedures and subject to the same terms as those applicable to the DLJ Entities seeking to consummate such proposed transfer), to elect to participate in such transfer on a pro rata basis (determined based on the number of Shares that each DLJ Entity and each High Yield Investor owns at the time of the proposed transfer). NWIP acknowledges that any High Yield Investor that voted to sell its Company
Capital Stock to NWIP pursuant to Section 4.01(a) will be deemed to be a DLJ Entity for purposes of the special put right for DLJ Entities under Section 4.01(b).

         (d) In no event shall any Shareholder transfer Shares (i) to a Competitor without the prior approval of the Board and NWIP or (ii) in violation of applicable federal or state securities laws.

         (e) The following terms shall have the following meanings:

         "COMPETITOR" means (i) a Telecommunications Company, or (ii) any Person beneficially owning more than 50% of the total common equity or Voting Stock of or otherwise controlling a Telecommunications Company, or (iii) any Person the total common equity or Voting Stock of which is more than 50% beneficially owned or otherwise controlled by an entity described in clause (i) or (ii).

         "LOCKUP TERMINATION DATE" means the earliest date after the Company has completed the Initial Required Build and achieved positive Company EBITDA for the two consecutive fiscal quarters most recently ended for which financial statements are available, excluding the effect on Company EBITDA of the financial performance of any Option Sections that are included in the Territory as a result of the Company's response to a notice given pursuant to Section 6.2C of the Joint Venture Agreement.

         "TELECOMMUNICATIONS COMPANY" means any Person whose total Telecommunications Revenue is at least 10% of its revenues (calculated on a consolidated basis).

         "TELECOMMUNICATIONS REVENUE" of any Person means all revenue derived from the transmission or exchange of non-video data or voice information by any form of wire, cable, fiber optic or wireless transmission in geographic markets where Nextel or the Company is either (1) doing business, or (2) holds a telecommunications license and has publicly stated its intention to do business, and includes the revenue that such Person derives by engaging in the business of transmitting or exchanging video information to the extent that Nextel or the Company offers services to transmit or exchange video information in the relevant geographic area. For purposes of this definition, (A) Nextel includes any entity in which Nextel holds a 10% or greater direct or indirect ownership interest that uses an iDEN or similar technology platform compatible with that used by Nextel and (B) the Company includes the Company and all of its Subsidiaries.

         Section 3.05. Rights of First Offer. (a) If any Shareholder desires to transfer any Shares to any Third Party in a transaction not involving a Public Offering or, after a Public Offering, a sale pursuant to Rule 144 of the Securities Act , such Shareholder (the "SELLING PARTY") shall give written notice (a "SECTION 3.05 OFFER NOTICE") to the Company and each Strategic Investor, DLJ Entity and Management Shareholder (each a "MAJOR INVESTOR" and collectively, the "MAJOR INVESTORS") that such Selling Party desires to effect such a transfer (a "SECTION 3.05 SALE") and setting forth the name of the purchaser, the number of Shares proposed to be transferred by the Selling Party (the "SECTION 3.05

SHARES"), and the consideration per Share (which must be payable in cash) that such Selling Party proposes to be paid for such Shares (the "SECTION 3.05 SALE PRICE"). In addition, if any of the DLJ Entities is the Selling Party, DLJMB may also deliver to NWIP a list of up to five potential purchasers to whom it proposes to sell its Shares if the Section 3.05 Shares are not purchased by the Major Investors pursuant to this Section 3.05. Upon receipt of any such list, NWIP will have 15 Business Days to approve each such potential purchaser, which approval may not be unreasonably withheld. In the event NWIP approves a potential purchaser or fails to provide a reason for withholding approval of any such potential purchaser, prior to the expiration of the 15-day period, such potential purchaser will be considered an "Approved Purchaser" for such
Section 3.05 Sale.

          (b) The giving of a Section 3.05 Offer Notice to the Company and each Major Investor shall constitute an irrevocable offer (the "SECTION 3.05 OFFER") by such Selling Party to sell to such Major Investor for cash on the terms set forth in the Section 3.05 Offer Notice the Section 3.05 Shares at the Section
3.05 Sale Price. Each Major Investor receiving a Section 3.05 Offer shall have a 10 Business Day period (the "INITIAL OFFER PERIOD") in which to accept such offer as to all (but not less than all) of such Major Investor's Pro Rata Portion plus, to the extent available, any additional Shares such Major Investor is willing to purchase, by giving a written notice of acceptance of the Section 3.05 Offer (which notice shall include the maximum number of Shares such Major Investor is willing to purchase) to such Selling Party (together with a copy thereof to the other Major Investors and the Company) prior to the expiration of such Initial Offer Period. If any Major Investor fails to so notify the Selling Party or the Company prior to the expiration of the Initial Offer Period, it will be deemed to have declined the Section 3.05 Offer.

         If the Major Investors do not elect, in the aggregate, to purchase all the Shares subject to such Section 3.05 Offer, the Selling Party shall not be required to sell any Shares accepted pursuant to the Section 3.05 Offer and the provisions of Section 3.06 or Section 3.07 shall apply. If two or more Major Investors elect, in the aggregate, to purchase all of the Section 3.05 Shares, then (i) each Major Investor that elected to purchase no more than its Pro Rata Portion of the Section 3.05 Shares shall purchase its Pro Rata Portion of the
Section 3.05 Shares and (ii)
each Major Investor (if any) that elected to purchase more than its Pro Rata Portion of the Section 3.05 Shares shall purchase its proportionate share (based on the number of shares of Fully Diluted Company Common Stock owned by such Major Investor divided by the number of shares of Fully Diluted Company Common Stock owned by all Major Investors who have elected to purchase more than their Pro Rata Portion) of the Section 3.05 Shares remaining to be purchased (but not to exceed the maximum number of Shares that such Major Investor is willing to purchase) after giving effect to the purchases pursuant to clause (i) above.

         "PRO RATA PORTION" means, with respect to any Major Investor that elects to acquire Section 3.05 Shares from a Selling Party under Section 3.05 or 3.06, or from a Third Party under Section 3.07, that fraction that would result from dividing (i) the number of shares of Fully Diluted Company Common Stock that such Major Investor beneficially owns (or, without duplication, has the right to acquire from the Company) by (ii) that number of shares of Fully Diluted Company Common Stock beneficially owned by all Major Investors (or which, without duplication, they have the right to acquire from the Company) other than the Shares, if any, beneficially owned by the Selling Party.

          (c) If the Major Investors elect to purchase all the Shares subject to the Section 3.05 Offer, each Major Investor that accepts the Section 3.05 Offer shall have an unconditional obligation to purchase and pay, by certified check or wire transfer, for all Section 3.05 Shares allocated to such Major Investor within 30 days of the expiration of the Initial Offer Period; provided that if the purchase and sale of such Shares is subject to any prior regulatory approval, the Selling Party and the relevant Major Investors shall use their reasonable best efforts to obtain the necessary regulatory approvals and the time period during which such purchase and sale may be consummated shall be extended until the later of (i) 60 days after the expiration of the Initial Offer Period and (ii) if applicable, five Business Days after receipt of FCC approval. The Company will cooperate with the Selling Party and the Major Investors in obtaining any such regulatory approval, provided that its reasonable out-of-pocket costs are reimbursed by the Selling Party as and when incurred.

          (d) Upon the earlier to occur of (i) full rejection of the Section
3.05 Offer by all recipients thereof, (ii) the expiration of the Initial Offer Period without the

Major Investors electing to purchase all the Section 3.05 Shares, (iii) the deemed rejection of the Section 3.05 Offer pursuant to Section 3.05(b) or (iv) the failure of any Major Investor to obtain any required consent or regulatory approval applicable specifically to it (and not the other Major Investors) for the purchase of the Shares subject thereto within the time periods set forth in
Section 3.05(c) and the failure of the other Major Investors to agree to purchase such Shares, the Selling Party shall have a 30-day period during which to enter into a definitive agreement to transfer all of the Section 3.05 Shares on substantially the same or more favorable (as to the Selling Party) terms and conditions as were set forth in the Section 3.05 Offer Notice at a price not less than 95% of the Section 3.05 Sale Price; provided that if such sale is not by DLJMB to one or more Approved Purchasers, the Selling Party must, prior to effecting a transfer pursuant to this Section 3.05, comply with the provisions of Section 3.06 or 3.07. If the Selling Party enters into a definitive agreement to sell the Section 3.05 Shares, the Selling Party and the purchaser of such Section 3.05 Shares (the "SECTION 3.05 PURCHASER") shall, subject to
Section 3.06 or 3.07, use all reasonable efforts to consummate the Section 3.05 Sale as promptly as practicable (but in no event later than 270 days) thereafter and upon consummation of the purchase and sale of such Section 3.05 Shares the Section 3.05 Purchaser shall agree in writing to be bound by the terms of this Agreement and to assume and agree to discharge any and all obligations of the Selling Party that relate to such Section 3.05 Shares and arise under any of the relevant Transaction Documents. If the Selling Party does not enter into a definitive agreement to sell the Section 3.05 Shares within the 30- day period, or, subject to Section 3.06 or 3.07, fails to close such transaction within 270 days after the execution of the definitive agreement, such Shareholder may not sell any Shares without repeating the foregoing procedures.

          (e) A Major Investor's rights (but not its obligations) pursuant to this Section 3.05 shall terminate when the number of shares of Equity Securities held by such Major Investor is less than 25% of its Initial Ownership.

         Section 3.06. Right of First Refusal. (a) If after the Initial Offer Period the Selling Party receives from or otherwise negotiates with the Section
3.05 Purchaser an offer to purchase for cash the Section 3.05 Shares (a "SECTION 3.06 OFFER") and such Selling Party intends to pursue such sale of such Shares to such Third Party, such Selling Party (other than DLJMB in a sale to an Approved

Purchaser) shall either (i) provide the Company and each other Major Investor written notice of such Section 3.06 Offer (a "SECTION 3.06 OFFER NOTICE") or
(ii) sell the Section 3.05 Shares to the Section 3.05 Purchaser, but subject to the provisions of Section 3.07. The Section 3.06 Offer Notice shall identify the Section 3.05 Shares, the Section 3.05 Purchaser, the cash price per Share at which a sale is proposed to be made (the "SECTION 3.06 OFFER PRICE") and all other material terms and conditions of the Section 3.06 Offer.

          (b) The receipt of a Section 3.06 Offer Notice by the Company and each Major Investor stating that such Major Investor has the right to purchase the Section 3.05 Shares pursuant to this Section 3.06 shall constitute an irrevocable offer by the Selling Party to sell all the Section 3.05 Shares to the other Major Investors for cash at the Section 3.06 Offer Price on the terms set forth in the Section 3.06 Offer Notice. Each Major Investor receiving a
Section 3.06 Offer shall have a 10 Business Day period (the "SECTION 3.06 OFFER PERIOD") in which to accept such offer as to all (but not less than all) of such Major Investor's Pro Rata Portion, plus, to the extent available, any additional Shares such Major Investor is willing to purchase, by giving a written notice of acceptance of the Section 3.06 Offer to each other Major Investor, the Company and the Selling Party (which notice shall include the maximum number of Shares such Major Investor is willing to purchase) prior to the expiration of the Section 3.06 Offer Period. If any Major Investor fails to so notify the Selling Party or the Company prior to the expiration of the
Section 3.06 Offer Period, it will be deemed to have declined the Section 3.06 Offer.

         If the Major Investors do not elect, in the aggregate, to purchase all the Shares subject to such Section 3.06 Offer, the Selling Party shall not be required to sell any Shares accepted pursuant to the Section 3.06 Offer. If two or more Major Investors elect, in the aggregate, to purchase all of the Section
3.05 Shares, then (i) each Major Investor that elected to purchase no more than its Pro Rata Portion of the Section 3.05 Shares shall purchase its Pro Rata Portion of the Section 3.05 Shares and (ii) each Major Investor (if any) that elected to purchase more than its Pro Rata Portion of the Section 3.05 Shares shall purchase its proportionate share (based on the number of shares of Fully Diluted Company Common Stock owned by such Major Investor divided by the number of shares of Fully Diluted Company Common Stock owned by all Major Investors who have elected to purchase more than their Pro Rata Portion) of the Section
3.05 Shares remaining to be purchased

(but not to exceed the maximum number of Shares that such Major Investor is willing to purchase) after giving effect to the purchases pursuant to clause
(i) above.

          (c) If the Major Investors elect to purchase all the Shares subject to the Section 3.06 Offer, each Major Investor that elects to purchase Shares pursuant to this Section 3.06 shall have an unconditional obligation to purchase and pay, by certified check or wire transfer, for all Section 3.05 Shares allocated to such Major Investor within 30 days of the expiration of the
Section 3.06 Offer Period; provided that if the purchase and sale of such Shares is subject to any prior regulatory approval, the Selling Party and the relevant Major Investors shall use their reasonable best efforts to obtain the necessary regulatory approvals and the time period during which such purchase and sale may be consummated shall be extended until the later of (i) 60 days after the expiration of the Section 3.06 Offer Period and (ii) if applicable, five Business Days after receipt of FCC approval. The Company will cooperate with the Selling Party and the Major Investors in obtaining any such regulatory approval, provided that its reasonable out-of-pocket costs are reimbursed by the Selling Party as and when incurred.

          (d) Upon the earlier of (i) the rejection or deemed rejection of the
Section 3.06 Offer by the Major Investors or (ii) the failure of any Major Investor to obtain any necessary regulatory approval applicable specifically to it (and not the other Major Investors) for the purchase of the Shares subject thereto within the time periods set forth in Section 3.06(c) and the failure of the other Major Investors to purchase such Shares, there shall commence a 270-day period during which the Selling Party shall have the right to close the sale to the Section 3.05 Purchaser of any or all of the Shares subject to the
Section 3.06 Offer at a price not less than the Section 3.06 Offer Price, provided that, upon consummation of the purchase of such Section 3.05 Shares, the Section 3.05 Purchaser shall have agreed in writing to be bound by the terms of this Agreement and to assume and agree to discharge any and all obligations of the Selling Party that relate to such Section 3.05 Shares and arise under any of the relevant Transaction Documents. If such Selling Party does not consummate the sale of any Shares subject to the Section 3.06 Offer in accordance with the foregoing time limitations, such Selling Party may not sell any Shares without repeating the foregoing procedures in Section 3.05 and 3.06.

          (e) A Major Investor's rights (but not its obligations) pursuant to this Section 3.06 shall terminate when the number of shares of Equity Securities held by such Major Investor is less than 25% of its Initial Ownership.

         Section 3.07. Major Investor Call Right. (a) If the Selling Party sells Shares to the Section 3.05 Purchaser (other than a sale by DLJMB to an Approved Purchaser) without complying with the procedures set forth in Section 3.06, then upon consummation of such sale to the Section 3.05 Purchaser (a "THIRD PARTY SALE"), the Selling Party shall notify the Major Investors within five days of such Third Party Sale and such Major Investors shall have the right (the "CALL RIGHT") to purchase from the Section 3.05 Purchaser all Shares purchased by the Section 3.05 Purchaser pursuant to the Third Party Sale (the "CALLED INTEREST"), in each case based on such Major Investor's Pro Rata Portion (or such other allocation as may be agreed among such Major Investors exercising the Call Right).

          (b) To exercise the Call Right, the Major Investors must agree to exercise the Call Right in respect of the entire Called Interest and must give written notice (the "CALL NOTICE") to the Section 3.05 Purchaser no later than the 30th day following the Third Party Sale. Upon receipt of the Call Notice, the Section 3.05 Purchaser shall be obligated to sell the Called Interest in accordance with the provisions of this Section 3.07.

          (c) The purchase price payable per Share of Company Capital Stock shall be an amount in cash equal to 110% of the per Share price paid by the Third Party in the Third Party Sale.

          (d) The closing for the purchase of any Called Interest pursuant to this Section 3.07 shall occur as promptly as practicable (but in no event later than 30 days) after receipt by the Section 3.05 Purchaser of the Call Notice, provided that if the purchase of any Called Interest is subject to prior regulatory approval, the Section 3.05 Purchaser and the relevant Major Investors shall use their reasonable best efforts to obtain the necessary regulatory approvals and the 30-day period in which the purchase may be consummated shall be extended until the earlier of (i) the expiration of five Business Days after all such regulatory approvals shall have been received and
(ii) 270 days after receipt by the Section 3.05 Purchaser of the Call Notice. If the sale of the Called Interest by the Section 3.05 Purchaser to the Major Investors is not consummated within the time periods set forth in the immediately preceding sentence, the Section 3.05 Purchaser will have no further obligation to sell the Called Interest provided that, upon consummation of the purchase of such Section 3.05 Shares, the Section 3.05 Purchaser shall have agreed in writing to be bound by the terms of this Agreement and to assume and agree to discharge any and all obligations of the Selling Party that relate to such Section 3.05 Shares and arise under any of the Transaction Documents. On or prior to the closing, the Section 3.05 Purchaser shall deliver to the representative of the Major Investors designated in the Call Notice certificates representing all the Shares comprising the Called Interest, duly endorsed, together with all other documents, required to be executed in connection with the sale of such Shares (it being understood that in no event shall the Section 3.05 Purchaser be obligated to make any representations and warranties, or to provide any indemnities, with respect to the Called Interest other than indemnities concerning the Section 3.05 Purchaser's title to the Called Interest, such title being free and clear of all liens and encumbrances, and the Section 3.05 Purchaser's authority, power and right to enter into and consummate the sale without contravention of any law or agreement, and without the need for any governmental or other approval). At any such closing, the relevant Major Investors shall deliver to the Section 3.05 Purchaser the aggregate purchase price for the Called Interest sold by the Section 3.05 Purchaser, by wire transfer of immediately available funds to such bank account as the Section 3.05 Purchaser shall have specified in writing no later than two Business Days prior to the closing.

          (e) A Major Investor's rights (but not its obligations) pursuant to this Section 3.07 shall terminate when the number of shares of Equity Securities held by such Major Investor is less than 25% of its Initial Ownership.

         Section 3.08. Special Nextel Sale Right. (a) The Nextel Shareholders may collectively transfer all, but not less than all, of their Shares to a Third Party after the twelfth anniversary of the date of this Agreement (a "SECTION 3.08 SALE"), by complying with this Section 3.08. If the Nextel Shareholders wish to consummate a Section 3.08 Sale, the Nextel Shareholders shall provide written notice (a "SECTION 3.08 NOTICE") of such Section 3.08 Sale to the Non-Nextel Shareholders and the Company not later than the 45th day prior to the proposed Section 3.08 Sale. The Section 3.08 Notice shall (i) identify the Third Party transferee (the "SECTION 3.08 PURCHASER"), the number of Shares owned by the Nextel Shareholders subject to the Section 3.08 Sale and the form and amount of consideration per Share for which a transfer is proposed to be made (the "SECTION 3.08 SALE PRICE"), (ii) enclose true and complete copies of the documentation in Nextel's possession relating to all transactions, relationships, agreements, arrangements and understandings (together with written summaries of any such oral transactions, relationships, agreements, arrangements or understandings) between Nextel and its Affiliates (but only to Nextel's knowledge in the case of non-controlled Affiliates) on the one hand and the Section 3.08 Purchaser and its Affiliates on the other hand and (iii) disclose all other material terms and conditions of the Section 3.08 Sale. Within five Business Days of the receipt of such Section 3.08 Notice, the Company shall notify all Non-Nextel Shareholders of the date and time of a special meeting of such Shareholders, which date will not be more than 25 days after receipt of the Section 3.08 Notice (or such later date as required by applicable law). At such meeting all Non-Nextel Shareholders shall be entitled to vote whether to sell their Shares to the Section 3.08 Purchaser on the same terms and conditions as the Nextel Shareholders. If such Non-Nextel Shareholders elect to sell their Shares to the Section 3.08 Purchaser by the affirmative vote of at least 50% of the then outstanding Voting Stock held by such Non-Nextel Shareholders, all Non-Nextel Shareholders shall be required to participate in the Section 3.08 Sale on the terms and conditions set forth in the Section 3.08 Notice and to tender all of their Shares as set forth below. Within five days following such vote, a representative of the Non-Nextel Shareholders shall deliver to a representative of the Nextel Shareholders designated in the Section 3.08 Notice a notice indicating whether the Non-Nextel Shareholders will participate in the Section 3.08 Sale. If the Non-Nextel Shareholders elect to participate in the Section 3.08 Sale, then, on or prior to the date of such sale, they shall deliver to the Nextel Shareholders certificates representing all Shares held by the Non-Nextel Shareholders, duly endorsed, together with all other documents required to be executed in connection with such Section 3.08 Sale or, if such delivery is not permitted by applicable law, an unconditional agreement to deliver such Shares pursuant to this Section 3.08(a) at the closing for such Section 3.08 Sale against delivery to the Non-Nextel Shareholders of the consideration therefor. If any Non-Nextel Shareholder should fail to deliver such certificates or, in lieu thereof (as provided above) an unconditional agreement to deliver such Shares at the closing for such Section 3.08 Sale, to the Nextel Shareholders, such Non-Nextel Shareholder shall have irrevocably agreed that, upon the closing of the Section 3.08 Sale, such

Shares shall no longer be deemed to be outstanding and all rights of a Shareholder with respect to such Shares will terminate except the right to receive the Section 3.08 Sale Price and the Company shall (subject to reversal under Section 3.08(b)) cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 3.08(a) and that such Shares shall be transferred to the Section 3.08 Purchaser immediately upon surrender for transfer by the holder thereof.

          (b) If, within 270 days after the Non-Nextel Shareholders give notice of their election to sell their Shares pursuant to this Section 3.08, the Nextel Shareholders have not consummated the Section 3.08 Sale, the Non-Nextel Shareholders shall not be required to sell their Shares to the Section 3.08 Purchaser, the Nextel Shareholders shall return to each of the Non-Nextel Shareholders all certificates representing Shares that such Non-Nextel Shareholder delivered for transfer pursuant hereto, together with any documents in the possession of the Nextel Shareholders executed by the Non-Nextel Shareholder in connection with such proposed transfer, and all the restrictions on transfer contained in this Agreement or otherwise applicable at such time with respect to Shares owned by the Non-Nextel Shareholders shall again be in effect. No Nextel Shareholder (nor any member of the Nextel Group) shall have any liability or responsibility to the Company or any Non-Nextel Shareholder upon or by reason of any termination or failure to consummate a Section 3.08 Sale except as expressly set forth above in this Section 3.08(b).

          (c) Promptly after the consummation of the Section 3.08 Sale by the
Section 3.08 Purchaser, the Section 3.08 Purchaser shall give notice thereof to the Shareholders, shall remit to each of the Shareholders who have surrendered their certificates the total consideration for the shares of Company Capital Stock transferred pursuant hereto and shall furnish such other evidence of the completion and time of completion of such transfer and the terms thereof as may be reasonably requested by such Shareholders, including without limitation true and complete copies of the closing documentation relating to the Section 3.08 Sale.

          (d) The sale obligations of the Non-Nextel Shareholders under this
Section 3.08 shall be subject to the following conditions:

              (i) upon the consummation of such sale, all of the Non-Nextel Shareholders participating therein will receive the same form and amount of consideration per Share, or if any Non-Nextel Shareholders are given an option as to the form and amount of consideration to be received, all Non- Nextel Shareholders participating therein will be given the same option;

              (ii) no Non-Nextel Shareholder shall be obligated to pay more than its pro rata share (based on the number of Shares sold) of expenses incurred in connection with a consummated sale to the extent such costs are incurred for the benefit of all Non-Nextel Shareholders and are not otherwise paid by the Company or the acquiring party; and

              (iii) no Non-Nextel Shareholder shall be required to provide any representations, indemnities or other agreements in connection with such sale (other than representations and indemnities concerning each Shareholder's title to the Shares, such title being free and clear of all liens and encumbrances and such Shareholder's authority, power and right to enter into and consummate the sale without contravention of any law or agreement and without the need of such Shareholder to obtain any third party (not including any governmental or regulatory) consent or approval).

          (e) If Non-Nextel Shareholders holding more than 33% of the Voting Stock (not including any Voting Stock held by the Nextel Shareholders) reasonably believe that, as a result of transactions, relationships, and understandings between Nextel and the Section 3.08 Purchaser, the Section 3.08 Sale Price does not reflect the fair market value of the Shares to be sold to the Section 3.08 Purchaser, the Non-Nextel Shareholders shall have the right, upon consummation of the Section 3.08 Sale, through the Non-Nextel Shareholder representative identified in this Section 3.08, to submit the Section 3.08 Sale Price to arbitration and, if on behalf of the Non-Nextel Shareholders, the Non-Nextel Shareholder representative so elects (which election will be binding on all the Non-Nextel Shareholders), to receive from the Section 3.08 Purchaser the price per share as determined by arbitration in lieu of the Section 3.08 Sale Price. If the arbitrator(s) determines that the Section 3.08 Sale Price is greater than or equal to the fair market value of the Shares, the Non-Nextel Shareholders shall pay the fees and expenses of the arbitrator(s), otherwise NWIP shall pay such fees and expenses.

          (f) The provisions of this Section 3.08 shall be superseded by the provisions of Section 5.5 of the Restated Certificate of Incorporation when the latter become effective.

          (g) The Nextel Shareholders shall not be permitted to transfer their Shares to the Section 3.08 Purchaser unless NWIP shall have assigned (or shall have caused the assignment) to the Company for $1.00, not later than the closing day of the Section 3.08 Sale any FCC licenses acquired by Nextel (or its Subsidiaries) pursuant to Section 4.16 of the Joint Venture Agreement.



                                   ARTICLE 4
                              PUT AND CALL RIGHTS

         Section 4.01. Non-Nextel Shareholder Put Rights. (a) Upon the occurrence of a Put Event (other than a Nextel Sale), the Company shall, within five days of such Put Event, notify all Non-Nextel Shareholders of the date and time of a special meeting of such Shareholders, which date will not be more than 20 days after the date of the Put Event (or such later date as required by applicable law, including any requirement to provide such Shareholders with an effective registration statement relating to the Nextel Shares). Upon the occurrence of a Nextel Sale, the Company shall, within 5 days of such Nextel Sale, notify all Non-Nextel Shareholders of the occurrence of a Nextel Sale, and at any time thereafter Non-Nextel Shareholders holding 20% or more of the outstanding Voting Stock of such Shareholders shall have the right to require that the Company notify all Non-Nextel Shareholders of the date and time of a special meeting of such Shareholders, which date will not be more than 20 days after the date the Company receives such request (or such later date as required by applicable law, including any requirement to provide such shareholders with an effective registration statement relating to Nextel Shares). At such meeting the Non-Nextel Shareholders, by the affirmative vote of more than 50% of the then outstanding Voting Stock held by such Shareholders, will have the right (the

"PUT RIGHT") to require NWIP to purchase all the Company Capital Stock (other than the Series B Preferred) at a price determined in accordance with Section 4.01(d). "PUT EVENT" means any of the following events:

              (i) a Nextel Sale;

              (ii) the purchase by NWIP of Shares in accordance with its Preemption Right with respect to a Qualifying DLJ Demand under
          Section 5.03 (a "NWIP PREEMPTION PUT"); or

              (iii) the exercise of a put right granted by the Board to the Non- Nextel Shareholders pursuant to Section 7.04.

          (b) In the event of a Special Nextel Sale, if there has not been a DLJMB Trigger Event and the DLJ Entities voted to sell their Company Capital Stock to NWIP pursuant to paragraph (a) above, but less than 50% of the then outstanding Voting Stock held by the Non-Nextel Shareholders has voted to exercise the Put Right, the DLJ Entities shall have the right to require NWIP to purchase all of the Company Capital Stock held by the DLJ Entities for a proportionate share of the purchase price (as determined in accordance with Section 4.01(d)) and otherwise on generally the same terms and conditions as set forth in this Section 4.01.

          (c) To exercise the Put Right, the Non-Nextel Shareholders, acting as a group, or, in the case of a Special Nextel Sale, DLJMB, on behalf of itself and the other DLJ Entities, must give written notice (the "PUT NOTICE") to NWIP no later than (i) in the case of a Nextel Sale, 545 days after the Put Event or
(ii) in the case of a Put Event other than a Nextel Sale, the 30th day after the Put Event (or such later date if the Shareholder vote is delayed pursuant to Section 4.01(a)). Upon receipt of the Put Notice, the Non-Nextel Shareholders or the DLJ Entities, as the case may be, shall be obligated to sell the relevant Company Capital Stock to NWIP and NWIP shall be obligated to purchase such Company Capital Stock in accordance with the provisions of this
Section 4.01.

          (d) The purchase price paid by NWIP for the Company Capital Stock purchased pursuant to this Section 4.01 shall be determined as follows:

              (i) If the Put Event is a Nextel Sale which occurs prior to the Initial Public Offering, the purchase price paid by NWIP for all outstanding Company Capital Stock (other than the Series B Preferred) will be the greater of (A) the Investment Formula Price (as defined in Section 4.03(h)) and (B) the Fair Market Value of the Company as determined in accordance with Section 4.03;

              (ii) If the Put Event is a Nextel Sale which occurs after the Initial Public Offering, the purchase price paid by NWIP for all outstanding Company Capital Stock (other than the Series B Preferred) will be the Fair Market Value of the Company at the time of the purchase as determined in accordance with Section 4.03;

              (iii) If the Put Event is a NWIP Preemption Put, the purchase price paid by NWIP will be the same per share price that was paid by NWIP to purchase the Shares subject to the Qualifying DLJ Demand; and

              (iv) If the Put Event is the exercise of put rights under Section 7.04, the purchase price paid by NWIP for all outstanding Company Capital Stock (other than the Series B Preferred) will be the Investment Formula Price.

          (e) The closing for the purchase of any Company Capital Stock pursuant to this Section 4.01 shall occur as promptly as practicable (but in no event later than 30 days) after receipt by NWIP of the Put Notice, provided that if the purchase is subject to prior regulatory approval or requires the determination of Fair Market Value in accordance with Section 4.03, NWIP and the Shareholders shall use their reasonable best efforts to obtain the necessary regulatory approvals and the 30 day period shall be extended until the later of (i) the expiration of five Business Days after all such regulatory approvals shall have been received and (ii) the determination of Fair Market Value. On or prior to the closing, the Non-Nextel Shareholders shall deliver to the representative of NWIP designated in the Put Notice certificates representing all the shares of the relevant Company Capital Stock, duly endorsed, together with all other documents, required to be executed in connection with the sale of such Company Capital Stock (it being understood that in no event shall any Non-Nextel Shareholder be obligated to make any representations and warranties, or to provide any indemnities, with respect to any matters other than title to the Company Capital Stock held by such

Person, such title being free and clear of all liens and encumbrances, and such Person's authority, authorization and right to enter into and consummate the sale without contravention of any law or agreement, and without the need for any governmental or other approval). At any such closing or as otherwise permitted under Section 7.05, NWIP shall deliver to each selling Shareholder such selling Shareholder's proportionate share (based on the number of shares of Fully Diluted Common Stock that such Shareholder is deemed to be selling pursuant to the Put Right divided by all outstanding Fully Diluted Common Stock and taking into account Section 4.01(g)) of the purchase price for all the outstanding Company Capital Stock as determined pursuant to Section 4.01(d), by
(i) wire transfer of immediately available funds to such bank account as such selling Shareholder shall have specified in writing no later than two Business Days prior to the closing or (ii) delivery of Nextel common stock as permitted by Section 7.05. Any warrants, options or other securities exercisable or exchangeable for, or convertible into, shares of Company Capital Stock that are not exercised, exchanged or converted at or prior to such closing or otherwise in accordance with Section 4.01(f) or 4.01(g) shall be canceled effective upon such closing, and the Company's books and records shall reflect such cancellation. If any Non-Nextel Shareholder should fail to deliver such certificates to the NWIP representative and NWIP has placed such selling Shareholder's proportionate share of the purchase price for the Company Capital Stock represented by such certificates in escrow with the custodian under the Custodial Agreement (or another escrow agent reasonably satisfactory to the representative of the Non-Nextel Shareholders) on terms reasonably satisfactory to the representative of the Non-Nextel Shareholders, such Shares shall no longer be deemed to be outstanding and all rights of such Shareholder with respect to such Shares will terminate except the right to receive the purchase price. The Company shall cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 4.01 and that such Shares shall be transferred to NWIP immediately upon surrender for transfer by the holder thereof.

          (f) If NWIP is required to purchase all outstanding Company Capital Stock as set forth in this Section 4.01, vested in-the-money options and warrants (all of which either will be exercised for cash prior to the closing of such purchase or will be exchanged at the time of purchase for an amount equal to the purchase price per share minus the exercise price of such option or warrant multiplied by the number of Shares subject to such options or which can be purchased pursuant to such warrants).

          (g) If NWIP is required to purchase all outstanding Company Capital Stock as set forth in this Section 4.01, unvested or out-of-the-money derivative securities of the Company shall be treated as follows: (i) in the case of a Put Event described in Section 4.01(a)(ii), all unvested or out-of-the-money options and warrants issued by the Company that (A) are granted at any time during the period from 30 days before the Company's announcement of its intention to proceed with DLJ's delivery of its demand until the date on which the pre-emptive purchase by NWIP is closed, and (B) are not granted consistently with ordinary past practice of the Company's employee compensation programs or policies, shall be terminated; (ii) all other unvested or out of the money options or warrants (as appropriate) will be converted to substantially identical options or warrants to acquire shares of common stock of Nextel on the same substantive economic terms (based on the per common share price of the Company in the pre-emptive purchase and the per common share price of Nextel on the pre-emptive purchase date) and other terms as applied to the Company options or warrants and (iii) all shares of Company Common Stock subject to vesting under the Restricted Stock Purchase Agreements, and all shares of Company Common Stock issuable upon exercise of options granted under the 1999 Stock Option Plan, in each case that are beneficially owned by the Management Shareholders, shall be purchased by NWIP pursuant to Section 4.01 (it being understood that NWIP's acquisition of all of the outstanding Company Capital Stock pursuant to this Section 4.01 shall constitute a Change in Control of the Company for purposes of the Restricted Stock Purchase Agreements and the 1999 Stock Option Plan).

          (h) The following terms shall have the following meanings:

         "BENEFICIAL OWNER" means a beneficial owner as defined in Rules 13d-3, 13d-5 or 16a-1 under the Exchange Act (or any successor rules), including the provision of such Rules that a Person shall be deemed to have beneficial ownership of all securities that such Person has a right to acquire within 60 days, but such provision of the Rules will apply only if (i) all conditions (other than payment of the purchase or acquisition price of such securities) to such Person's exercise of such rights have been satisfied and (ii) such securities (if options, warrants, or similar derivatives) are "in-the-money", provided that in all cases a Person shall not be deemed a Beneficial Owner of, or to own beneficially, any securities if such beneficial ownership (1) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to, and in accordance with, the Exchange Act and the applicable rules and regulations thereunder, and (2) is not also then reportable on Schedule 13D under the Exchange Act.

         "CAPITAL STOCK" of any Person means any and all shares, interests, participation or other equivalents (however designated) of stock of, or other ownership interests in, such Person.

         "CLOSING PRICE" on any Trading Day with respect to the per share price of any shares of Capital Stock of any Person means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ Stock Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ Stock Market and the issuer and principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm of national standing that is selected from time to time by such Person for that purpose.

         "COMMON STOCK" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "CONTROL" of a Person means the power, direct or indirect, (i) to vote or direct the voting of more than 50% of the outstanding shares of Voting Stock of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "NEXTEL SALE" means the occurrence of any of the following events:

              (i) any person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations thereunder) other than a Permitted Holder as hereinafter defined (A) is or becomes the Beneficial Owner of more than 50% of the total Voting Stock of Nextel ("NEXTEL VOTING STOCK") or Total Common Equity of Nextel, or (B) otherwise has the power to direct the management and policies of Nextel, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract or otherwise (without limiting the generality of this clause (B), any person or group that succeeds to the rights currently held by Craig O. McCaw and his Affiliates in respect of Nextel, or otherwise has powers and rights comparable thereto, shall be deemed for purposes of this definition to have the power to direct the management and policies of Nextel), except that no change of control will be deemed to have occurred under this clause (B) as a result of customary rights granted (x) in any indenture, credit agreement or other agreement for borrowed money unless and until there has been a default under the terms of that agreement and the trustee or lender exercises the rights granted therein or (y) to holders of non-convertible, mandatorily redeemable, preferred stock unless and until action occurs that would otherwise cause a Nextel Sale as herein defined, provided that such rights were granted pursuant to a transaction in the financial markets and not as part of a strategic alliance or similar transaction;

              (ii) Nextel sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person (other than a Permitted Holder);

              (iii) Nextel, directly or indirectly, consolidates with, or merges with or into, another Person (other than a Permitted Holder), or any Person (other than a Permitted Holder), directly or indirectly, consolidates with, or merges with or into, Nextel, and pursuant to such transaction (or series of transactions) either: (A) the outstanding Nextel Voting Stock is converted into or exchanged for cash, securities or other property, but excluding a transaction (or series of transactions) where (i) the outstanding Nextel Voting Stock is converted into or exchanged for Voting Stock of the surviving or transferee Person and (ii) the holders of Nextel Voting Stock immediately preceding such transaction receive more than 50% of the total Voting Stock and Total Common Equity of the surviving or transferee Person (in substantially the same proportion as such holders had prior to such transaction), or (B) new shares of Nextel Voting Stock are issued so that immediately following such transaction the holders of Nextel Voting Stock immediately preceding such transaction own less than 50% of the Voting Stock and Total Common Equity of the surviving Person; or

              (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Nextel (together with any directors who are members of the board of directors of Nextel on the closing date, and any new directors whose election by such board of directors or whose nomination for election by the stockholders of Nextel was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Nextel then in office;

provided that it is expressly understood and agreed that (A) the transfer of Nextel Voting Stock and or Capital Stock in Nextel by a Permitted Holder to an Affiliate of Craig O. McCaw or the estate of Craig O. McCaw, or any successive transfer by such or another Affiliate to another Affiliate of Craig O. McCaw or the estate of Craig O. McCaw shall not by itself be a Nextel Sale (provided that, for this purpose, any such Affiliate shall not be controlled by any Person or group other than Craig O. McCaw or the estate of Craig O. McCaw) and
(B) the direct or indirect sale or other disposition of all or any portion of the Nextel Voting Stock and/or the Capital Stock in Nextel held now or in the future by any Permitted Holder to any Person other than another Permitted Holder shall not by itself be a Nextel Sale, unless such sale or disposition, alone or in conjunction with other transactions, results in the occurrence of an event of the type described in any of clauses (i), (ii), (iii) or (iv) above.

         "PERMITTED HOLDERS" means, collectively, Craig O. McCaw and any Person or Persons (i) that is controlled directly or indirectly by Craig O. McCaw or the estate of Craig O. McCaw and (ii) a majority of the equity interests of which are owned, directly or indirectly, by Craig O. McCaw and his family, his brothers and their families, officers and employees of such entities, ex-spouses of such persons and estates of, or trusts for the primary benefit of, the foregoing persons (collectively, the "McCaw Group"), provided that "Permitted Holders" also includes a group of entities that is each controlled by Craig O. McCaw or the estate of Craig O. McCaw and through which the McCaw Group collectively own, directly or indirectly, a majority of the equity interests of Nextel (it being understood that if the McCaw Group collectively owns 50% of a Person that owns 20% of Nextel's equity interests, the McCaw Group will be deemed to indirectly own 10% of Nextel's equity interest through such entity).

         "SPECIAL NEXTEL SALE" means a Nextel Sale either (i) prior to an Initial Public Offering where, as a result of any post-closing equity issuances by the Company, the Qualified DLJ Entities no longer hold at least 50% of the votes to be cast under Section 4.02, or (ii) after an Initial Public Offering, where a majority of the Non-Nextel Shareholders do not vote to sell their Company Capital Stock to NWIP.

         "TOTAL COMMON EQUITY" of any Person means, as of any day of determination, the product of (i) the aggregate number of outstanding primary shares of Common Stock of such Person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Common Stock of such Person) and (ii) the average Closing Price of such Common Stock over the 20 consecutive Trading Days immediately preceding such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (ii) of the preceding sentence shall be determined by the board of directors of such Person in good faith and evidenced by a resolution of such board of directors.

         "TRADING DAY" with respect to a securities exchange or automated quotation system means a day on which such exchange or system is open for a full day of trading.

         (i) Upon the consummation of an Initial Public Offering, the Put Rights exercisable by the Non-Nextel Shareholders shall be superseded by the provisions in the Company's restated certificate of incorporation, which shall control. Notwithstanding the preceding sentence, the special Put Right set forth in Section

4.01(b) exercisable by the DLJ Entities shall not be superseded by the Company's restated certificate of incorporation.

         (j) Upon the consummation of a Section 3.08 Sale, all the Non-Nextel Shareholders' Put Rights shall terminate except for the Put Right with respect to a Nextel Sale described in Section 4.01, which right shall not terminate until the one year anniversary of the date of the consummation of the Section
3.08 Sale.

         Section 4.02. Nextel Shareholder Call Right. (a) Upon (i) the seventh anniversary of the date of this Agreement, if as of the date of such anniversary there has not been an Initial Public Offering and NWIP has not exercised any of its Preemption Rights under Section 5.03, (ii) the eighth anniversary of the date of this Agreement, if as of the date of such anniversary there has not been an Initial Public Offering or (iii) the ninth anniversary of the date of this Agreement, NWIP shall have the right (the "NWIP CALL RIGHT") to purchase all the outstanding Shares held by all other Shareholders, provided that if there has been an Initial Public Offering prior to the exercise of the NWIP Call Right, the Board (by majority vote with the NWIP Designee abstaining) will have the right to postpone the exercise of the NWIP Call Right for 365 days on each of two occasions and for 180 days on one additional occasion by giving written notice of such election to NWIP within five Business Days after delivery of the applicable NWIP Call Notice (or after the one-year or six-month anniversary of the postponement of the NWIP Call Notice, as the case may be, in the event that the NWIP Call Right is postponed); provided, that NWIP shall not be obligated to consummate the transaction contemplated by the NWIP Call Right that has been so postponed, unless NWIP so notifies the Shareholders and the Company not later than 90 days following the expiration of the relevant postponement period.

          (b) To exercise the NWIP Call Right, NWIP must give written notice (the "NWIP CALL NOTICE") to the Shareholders and the Company no later than the 90th day following the later of (i) the relevant anniversary and (ii) if applicable, the relevant postponement period. The NWIP Call Right will expire on the later of (x) the 91st day following the ninth anniversary of the date of this Agreement and (y) if applicable, the 91st day following the relevant postponement period, if NWIP has not delivered a NWIP Call Notice by such time. Upon receipt of the Call Notice, the Shareholders shall be obligated to sell their Shares in accordance with the provisions of this Section 4.02.

          (c) The purchase price payable for all outstanding Equity Securities shall be (i) in the event that the purchase pursuant to the exercise of the NWIP Call Right is consummated before an Initial Public Offering, the greatest of (A) the Company Equity Value, (B) the Company's Fair Market Value determined in accordance with Section 4.03, and (C) the Investment Formula Price; provided that in no event will the purchase price payable for all outstanding Company Capital Stock (other than the Series B Preferred) be greater than an amount that for each tranche of capital actually invested would represent a 40% internal rate of return (calculated using the same methodology used to calculate the Investment Formula Price) or (ii) in the event that the purchase pursuant to the exercise of the NWIP Call Right is consummated after an Initial Public Offering, the Company's Fair Market Value determined in accordance with
Section 4.03.

          (d) The purchase price payable pursuant to Section 4.02(c) shall be allocated to each Non-Nextel Shareholder based on such Non-Nextel Shareholder's Percentage Ownership. For purposes of this Section 4.02(d), vested in-the-money options, together with any shares of Common Stock or options then beneficially owned by the Management Shareholders that vest upon the consummation of the NWIP Call Right in accordance with the Restricted Stock Purchase Agreements or the 1999 Stock Option Plan, as the case may be (it being understood that NWIP's acquisition of all of the outstanding Company Capital Stock pursuant to this
Section 4.02 shall constitute a Change in Control of the Company for purposes of the Restricted Stock Purchase Agreements and the 1999 Stock Option Plan), will be included both in the determination of Percentage Ownership of the Company and in the allocation of the purchase price among the Shareholders.

         The following terms shall have the following meanings:

         "COMPANY EBITDA" means earnings before interest, taxes, depreciation and amortization. For purposes of calculating Company EBITDA, the Company's accounting and other elections, the accounting treatment or presentation of various relevant items, and the period of measurement used for the EBITDA calculation will be the same as those made or used by Nextel in preparing its financial reports, and the corresponding items, elections or periods of or affecting the Company will be adjusted as necessary, so that, as nearly as possible, they are identical, or are calculated, derived or stated identically to those of Nextel. In addition, if prior to the expiration of the Nextel Call Right, the Company has entered into an agreement that artificially accelerates or defers income or expense during the earlier part of the term of such agreement, the calculation of EBITDA will be adjusted, as necessary, to reflect the terms which would have existed in the absence of such artificial acceleration or deferral.

         "COMPANY EQUITY VALUE" means an amount equal to the sum of (i) the product of (A) the Company EBITDA for the two most recent quarters for which financial statements are available, annualized, multiplied by (B) the Nextel Multiple, minus (ii) the Company's long term debt (including the current portion thereof and including all amounts that would be required to be paid to redeem in full all outstanding shares of Series B Preferred (as defined in the Subscription Agreement) and any other equity securities issued by the Company (other than the Equity Securities) that are redeemable, whether mandatorily or at the option of either the Company (other than pursuant to Article XI of the Certificate of Incorporation) or the holders thereof), plus (iii) the Company's cash and cash equivalents.

         "NEXTEL MULTIPLE" means the Total Enterprise Value of Nextel divided by Nextel's EBITDA for the most recent two quarters for which financial statements are available, annualized, rounded to four decimal points. For purposes of this definition "EBITDA" means earnings before interest, taxes, depreciation and amortization.

         "TOTAL ENTERPRISE VALUE" means the sum of (i) the number of shares of fully diluted common stock of Nextel multiplied by the Average Share Price, plus (ii) Nextel's long term debt (including the current portion thereof), minus (iii) Nextel's cash and cash equivalents. For purposes of this definition "AVERAGE SHARE PRICE" shall be the average Closing Price of Nextel's common stock for the 20 consecutive Trading Days prior to the relevant anniversary.

          (e) The closing for the purchase of the Shares pursuant to this
Section 4.02 shall occur as promptly as practicable (but in no event later than 30 days) after receipt by the Shareholders of the NWIP Call Notice, provided that if the purchase of any Shareholder's Shares is subject to prior regulatory approval or requires the determination of Fair Market Value in accordance with Section 4.03, the parties will use their reasonable best efforts to obtain the necessary regulatory approvals and the 30 day period shall be extended until the later of (i) the expiration of five Business Days after all such regulatory approvals shall have been received and (ii) the determination of Fair Market Value. At the closing, each Shareholder shall deliver to NWIP certificates representing such Shareholder's Shares, duly endorsed, together with all other documents required to be executed in connection with the sale of such Shares (it being understood that in no event shall a Shareholder be obligated to make any representations and warranties, or to provide any indemnities, with respect to any matters other than title to the Shares held by such Person, such title being free and clear of all liens and encumbrances, and such Person's authority, authorization and right to enter into and consummate the sale without contravention of any law or agreement, and without the need for any third party (not including any governmental or regulatory) consent or approval). At any such closing or as otherwise permitted by Section 7.05, NWIP shall deliver to each selling Shareholder such selling Shareholder's purchase price as allocated pursuant to Section 4.02(d), by (i) wire transfer of immediately available funds to such bank account as such selling Shareholder shall have specified in writing no later than two Business Days prior to the closing or (ii) delivery of Nextel common stock as permitted by Section 7.05. Any warrants, options or other securities exercisable or exchangeable for, or convertible into, shares of Company Capital Stock that are not exercised, exchanged or converted by such Shareholders at or prior to such closing, subject to Section 4.02(d), shall be canceled effective upon such closing, and the Company's books and records shall reflect such cancellation. If any Non-Nextel Shareholder should fail to deliver such certificates to NWIP and NWIP has placed such selling Shareholder's proportionate share of the purchase price for such certificates in escrow, such Shares shall no longer be deemed to be outstanding and all rights of such Shareholder with respect to such Shares will terminate except the right to receive the purchase price. The Company shall cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 4.02 and that such Shares shall be transferred to the NWIP representative immediately upon surrender for transfer by the holder thereof.

          (f) Upon the consummation of an Initial Public Offering, the NWIP Call Right shall be superseded by the provisions in the Company's restated certificate of incorporation, which shall control.

         Section 4.03. Fair Market Value Calculation. For purpose of this Agreement, Fair Market Value will be determined as follows:

           (a) "FAIR MARKET VALUE" of the Company means the price that would be paid for all of the Company Capital Stock (excluding the Series B Preferred and any mandatorily redeemable pay-in-kind non-convertible securities) by a willing buyer to a willing seller, in an arm's-length transaction, as if the Company were a publicly traded and non-controlled corporation and the buyer was acquiring all of such Company Capital Stock, and assuming that the Company was being sold in a manner designed to attract all possible participants to the sales process (including Nextel and its Competitors, subject to the provisions below) and to maximize stockholder value (including, if necessary, through a public or private market sale or other disposition (including tax-free spin-offs, if possible) of businesses prohibited by legal restrictions to be owned by a particular buyer or class of buyer), with both buyer and seller in possession of all material facts concerning the Company and its business. In all cases, Fair Market Value for the Company will include a control premium and there will be no minority or illiquidity discount. Fair Market Value of the Company shall be determined on the assumption that in a competitive acquisition market with Nextel and prospective buyers other than Nextel, the Company would be at least as valuable to other prospective buyers as to Nextel. Fair Market Value shall be determined on the assumption that the Company is at least as valuable as if it were a part (although separable) of Nextel, with the valuation of the Company for purposes of this sentence being derived from a valuation of Nextel consistent with the first sentence of this paragraph but without taking into account a control premium for Nextel (it being understood that a control premium, however, will be applied to the Company). Fair Market Value of the Company will not include any premium solely due to the fact that a competitor of Nextel might be willing to pay a premium for the Company in order to hamper or impede Nextel's growth or strategy. If the Company's stock is publicly traded, Fair Market Value will take into consideration (i) the trading activity and history of the Company's stock and (ii) the Company's most recent "unaffected" public market stock price. In making the determination of Fair Market Value of the Company, the Company will be given the benefit of the fact that it uses the Nextel brand name, business and technology pursuant to the Joint Venture Agreement and the other Transaction Documents, but there will be no discount or premium included in any valuation of the Company relative to its business as conducted or reasonably expected to be conducted due to the facts that (v) the Company will not own but Nextel will directly or indirectly lease or otherwise make available to the Company certain of its rights, assets and services pursuant to the Joint Venture Agreement and the other Collateral Agreements, or pursuant to any other agreements or arrangements entered into from time to time between Nextel and/or its Subsidiaries, on the one hand, and the Company and/or its Subsidiaries, on the other hand, (w) in certain circumstances Nextel will have the right to acquire the Company's FCC licenses, and in such a case, the Company will not own, but Nextel and/or its Subsidiaries will directly or indirectly make available to the Company, the right to manage the use of the frequencies subject to such licenses, (x) Nextel directly or indirectly has, and may exercise, certain aspects of control over the Company's business and the Company, (y) Nextel directly or indirectly provides certain services and other benefits to the Company on a cost or subsidized basis and (z) there may be few potential buyers for the Company due to any real or perceived control of the Company exercised by Nextel or due to the fact that only Nextel has an identical technology platform.

           (b) Within 20 days after notice is given of the exercise of a Put Right or a NWIP Call Right (i) the Non-Nextel Shareholders by the affirmative vote of more than 50% of the Voting Common Stock held by such Shareholders (at a special meeting of such Shareholders called by the Company and held within such 20 day period) or, after an Initial Public Offering, the Board (by majority vote with the NWIP Designee abstaining) will select and identify to NWIP a nationally recognized investment banker or appraiser (the "FIRST APPRAISER") and (ii) NWIP will select and identify to the Non-Nextel Shareholders a nationally recognized investment banker or appraiser (the "SECOND APPRAISER"). The date when both appraisers have been identified, is the "START DATE". NWIP, the Company and the other Shareholders will (and NWIP will cause Nextel to) cooperate with any appraisers appointed under this Section
4.03 and share with each such appraiser all information relevant to a valuation of the Company. Within 30 days of the Start Date, the First Appraiser and the Second Appraiser will each determine its preliminary view of the Fair Market Value of the Company in accordance with the criteria set forth in Section 4.03(a), and will consult with each other with respect to their respective preliminary values. On or prior to the 45th day after the Start Date, the First Appraiser and the Second Appraiser will each render to the Shareholders its written report on the Fair Market Value of the Company.

          (c) If the higher Fair Market Value determined under 4.03(b) (the "HIGH VALUE") is not more than 110% of the lower Fair Market Value determined under 4.03(b) (the "LOW VALUE"), then the Fair Market Value will be the average of the High Value and the Low Value. If the High Value is more than 110% of the Low Value, then, not more than 60 days after the Start Date, the First Appraiser and the Second Appraiser will together designate another nationally recognized investment banker or appraiser (the "THIRD APPRAISER"), who will not be informed of the values determined by the First and Second Appraisers. The Third Appraiser will make a determination of the Fair Market Value of the Company in accordance with the criteria set forth in Section 4.03(a) and deliver its written report to the Shareholders (the "THIRD VALUE") not more than 30 days after the Third Appraiser is designated. If the Third Value is within the middle one third of the range of values between the High Value and the Low Value (the "MID-RANGE"), Fair Market Value will be the Third Value. If the Third Value does not fall within the Mid-Range, the Fair Market Value will be the average of (x) the Third Value and (y) either (i) the High Value or (ii) the Low Value, whichever is closest to the Third Value, provided that the Fair Market Value shall not be less than the Low Value nor greater than the High Value.

           (d) The determination of Fair Market Value under Section 4.03(c) will be final and binding on all Non-Nextel Shareholders unless a challenge by any such Shareholder (each, a "NOTICE OF CHALLENGE") is filed with NWIP pursuant to this Section 4.03(d) within 20 days of the receipt by such challenging Shareholder of the final determination under Section 4.03(c). As soon as practicable after the end of the 20-day period for giving a Notice of Challenge, NWIP will notify the Company and all challengers of the names and addresses of all challengers. Not more than 10 days after receiving such notice, the challengers will, in a writing executed by all of them, notify the Company and NWIP of the challenger that has been selected as their representative and who has been given irrevocable authority to represent the challengers for all proceedings under this Section 4.03(d) (the "CHALLENGER'S REPRESENTATIVE"). If the Company and NWIP do not receive the executed writing from the challengers in the 10-day period, the Company will select a challenger by lot to act as the Challenger's Representative, and will notify NWIP and all the challengers of the party selected. If the Challenger's Representative is selected by lot, each challenger will have 5 days to notify the Company and NWIP that it elects to irrevocably abandon the challenge, and to accept its share of the Fair Market Value as determined under Section 4.03(c). Any challenger that does not abandon the challenge as described in the preceding sentence, will be deemed to have irrevocably designated the Challenger's Representative selected by lot as its agent for purposes of proceedings under this Section 4.03(d). No challenger can participate in the challenge proceeding except through the Challenger's Representative. Any Shareholder that does not give notice and join the challengers will be paid its appropriate share of Fair Market Value (as determined under Section 4.03(c)), but will be forever barred from asserting any objection to Fair Market Value as so determined. The procedures provided for in this Section 4.03(d), including the Challenge Floor Price and Challenge Ceiling Price, each as hereinafter defined, shall not be considered by any appraiser in determining Fair Market Value.

          (e) The determination of Fair Market Value under Section 4.03(c) will be final and binding on NWIP unless NWIP believes that the Fair Market Value determined under Section 4.03(c) does not reflect the true Fair Market Value or was improperly determined and gives notice to each Non-Nextel Shareholder and to the Company within 20 days of receiving the final determination under
Section 4.03(c) that it is initiating a proceeding under this Section 4.03(e). Not more than 10 days after receiving a notice under the preceding sentence, the Non-Nextel Shareholders will designate, by majority vote, a representative and notify NWIP and the Company in writing of the identity of such representative (or, if such designation by majority vote does not occur for any reason, then the Company will select a representative by lot and shall notify NWIP and the other Non-Nextel Shareholders in writing of such selection), who will be irrevocably authorized to be the "Challenger's Representative" to act as the agent of all Non-Nextel Shareholders in the defense of the challenge by NWIP. No Non-Nextel Shareholder will have the right to participate in the defense except through the Challenger's Representative.

          (f) The party or parties bringing the challenge will be required to demonstrate to a tribunal composed of three persons with expertise in valuing companies similar to the Company, one selected by each of NWIP and the Challenger's Representative and the third member of the tribunal selected by the first two members (i) that the Fair Market Value determined under Section 4.03(c) (or the underlying values determined by the Appraisers on which it was based) was grossly incorrect or fraudulently obtained; and (ii) what the correct Fair Market Value should be. The tribunal determining the challenge is to determine Fair Market Value and no party will seek to have that determination referred to an investment banker or appraiser (although they may testify or offer evidence to the tribunal).

          (g) If there is a challenge by NWIP pursuant to Section 4.03(e), regardless of the outcome of the proceeding, the amount to be paid to the Non-Nextel Shareholders may be higher than their proportionate share of the amount that they would have received if the Fair Market Value were equal to the Challenge Ceiling Price but will not be less than their proportionate share of the amount that they would have received if the Fair Market Value were equal to the Challenge Floor Price. If there is a challenge by the Non-Nextel Shareholders pursuant to 4.03(d), regardless of the outcome of the proceeding, the amount to be paid to the Non-Nextel Shareholders who participate in such challenge may be less than their proportionate share of the amount that they would have received if the Fair Market Value were equal to the Challenge Floor Price but will not be more than their proportionate share of the amount that they would have received if the Fair Market Value were equal to the Challenge Ceiling Price.

          (h) The following terms have the following meaning:

         "CHALLENGE CEILING PRICE" means an amount equal to the sum of those amounts that for each tranche of capital actually invested in the Company (whether contributed in cash or in kind and, if in kind, valued as set forth in Section 4.03(i)), would return to investors in each tranche (regardless of whether there are any investors from that tranche who continue as equity holders, and without regard to any purchase or sale transactions or the price of such transfers among equity holders) an amount that would represent a 30% internal rate of return on the amount of capital invested in connection with such tranche, compounded annually from the date that such capital relating to such tranche was contributed to the date of the determination.

         "CHALLENGE FLOOR PRICE" means an amount equal to the sum of those amounts that for each tranche of capital actually invested in the Company (whether contributed in cash or in kind and, if in kind, valued as set forth in the Section 4.03(i)), would return to investors in each tranche (regardless whether there are any investors from that tranche who continue as equity holders, and without regard to any purchase or sale transactions or the price of such transfers among equity holders) an amount that would represent a 10% internal rate of return on the amount of capital invested in connection with such tranche, compounded annually from the date that such capital relating to such tranche was contributed to the date of the determination.

         "INVESTMENT FORMULA PRICE" means in respect of each tranche of capital actually invested in the Company (whether contributed in cash or in kind, but excluding the Series B Preferred Stock), an amount that would represent a 20% internal rate of return on the amount of capital invested in connection with such tranche (regardless of whether there are any investors from such tranche who continue as equity holders, and without regard to any purchase or sale transactions or the price of such transfers among equity holders), compounded annually from the date that such capital relating to such tranche was contributed to the date of the purchase.

          (i) For purposes of calculating the Investment Formula Price, Challenge Ceiling Price and Challenge Floor Price, except for the frequencies or frequency rights which will be valued as provided in Exhibit 4.1 to the Joint Venture Agreement, the Board shall place a cash equivalent value on each non-cash capital investment made in the Company at the time such investment is made, and such cash equivalent value shall be used in all calculations of Investment Formula Price, Challenge Ceiling Price, and Challenge Floor Price under this Agreement and the other relevant Transaction Documents.

         Section 4.04.  Management Stockholder Tag Along Right.
Notwithstanding anything herein to the contrary, if, prior to the Initial Public Offering, NWIP or its Affiliates acquire (in one or a series of transactions) more than 20% of the Initial

Ownership of the DLJ Entities (other than in accordance with the provisions of this Article 4 in connection with a purchase by NWIP or its Affiliates of all of the Company's outstanding Company Capital Stock held by the Non-Nextel Shareholders), the Management Shareholders will have the right, if they so elect, to require that NWIP purchase from them, pro rata in accordance with their ownership of Vested Shares (as defined in the Restricted Stock Purchase Agreements), the same proportion of their aggregate Vested Shares as the proportion of the aggregate Initial Ownership of the DLJ Entities being acquired by NWIP or its Affiliates, at the same per share price as that being paid to the DLJ Entities; provided, that NWIP's obligation to purchase Vested Shares pursuant to this Section 4.04 will not exceed $20 million in the aggregate. NWIP shall notify the Management Shareholders in advance of any such acquisition, and the Management Shareholders shall have five days from receipt of any such notice to elect (by notice to NWIP) to exercise their rights pursuant to the preceding sentence. The closing of such purchase and sale shall occur at the same time and place as the closing of the acquisition between NWIP or its Affiliates and the DLJ Entities and at any such closing, NWIP shall deliver to each selling Management Shareholder the purchase price by providing the same per share consideration that it is providing to the DLJ Entities.

         Section 4.05. Company Repurchase Rights. (a) The Company repurchase rights with respect to the Special Securities are as follows:

              (i) Within 30 days after the General Repurchase Date, the Company shall repurchase from each Reselling Shareholder, and each Reselling Shareholder shall be obligated to sell, at a repurchase price of $.01 per share, a number of shares of Class A Common Stock (or, in the case of the DLJ Entities, Warrants) equal to the product of (A) the number of such Reselling Shareholder's Special Securities multiplied by (B) the Option Section Percentage.

              (ii) Notwithstanding anything in the Restricted Stock Purchase Agreements to the contrary, if an Individual Repurchase Date occurs prior to the General Repurchase Date, within 30 days after such Individual Repurchase Date, the Company shall repurchase from the applicable Reselling Shareholder, and such Reselling Shareholder shall be obligated to sell, at a repurchase price of $.01 per share, a number of shares of Class A

          Common Stock equal to the product of (A) the number of such Reselling Shareholder's Special Securities multiplied by (B) the Option Section Percentage.

          (b) Promptly after an applicable Repurchase Date the Company will deliver written notice to a Reselling Shareholder. Such notice shall specify the applicable Repurchase Date and shall set forth the number of Shares to be repurchased from each Reselling Shareholder and the aggregate repurchase price thereof. Within five days after delivery of such notice, upon delivery to the Company of the Shares being repurchased, together with one or more related stock powers executed in blank by the Reselling Shareholders, the Company shall pay to each Reselling Shareholder, in immediately available funds, an amount equal to the aggregate repurchase price of the Shares being repurchased therefrom. Each Reselling Shareholder shall represent that he or it owns the Shares being repurchased free and clear of liens other than liens created by the Transaction Documents.

          (c) Each of the Reselling Shareholders agrees and acknowledges that the Special Securities shall not be transferred (other than to the Company) until 30 days after the General Repurchase Date and until such time shall be voted in the same proportion as all other Shares are voted by the Shareholders at any meeting of the shareholders of the Company.

          (d) Notwithstanding anything in this Section 4.05 to the contrary, in the event that the Option Section Percentage is zero or a negative number, the Company shall not repurchase from the Reselling Shareholders any Special Securities.

          (e) As used in this Section 4.05, the following terms have the following meanings:

         "BUILD OUT" shall have the meaning set forth in the Joint Venture Agreement.

         "ELECTION PERIOD" shall have the meaning set forth in the Joint Venture Agreement.

         "GENERAL REPURCHASE DATE" means the earliest of the date of (i) the expiration of the Election Period (as defined in the Joint Venture Agreement),
(ii) the occurrence of any of the events specified in clauses (b) or (c) of the definition of Change in Control of the Company (as defined in the Restricted Stock Purchase Agreements) and (iii) the purchase of the Company Capital Stock (other than the Series B Preferred) by NWIP pursuant to Section 4.01 or 4.02.

         "INDIVIDUAL REPURCHASE DATE" means, with respect to any Management Stockholder, the date on which the Company has a right to repurchase any Class A Common Stock from such Management Stockholder pursuant to the Restricted Stock Purchase Agreement between such Management Stockholder and the Company.

         "OPTION SECTIONS" shall have the meaning set forth in the Joint Venture Agreement.

         "OPTION SECTION PERCENTAGE" means the product of (A) 3,162,000 minus the number of POPs represented in the Option Sections the Company has elected to Build-Out prior to the relevant Repurchase Date divided by (B) 3,162,000.

         "POPs" means population equivalents as set forth in Exhibit 6 to the Joint Venture Agreement.

         "RESELLING SHAREHOLDER" means each of Eagle River, the DLJ Entities and the Management Stockholders.

         "SPECIAL SECURITIES" means: (i) 61,880 shares of Class A Common Stock for John Chapple, (ii) 42,770 shares of Class A Common Stock for John Thompson,
(iii) 24,570 shares of Class A Common Stock for David Thaler, (iv) 20,475 shares of Class A Common Stock for David Aas, (v) 17,290 shares of Class A Common Stock for Perry Satterlee, (vi) 17,290 shares of Class A Common Stock for Mark Fanning, (vii) 15,295 shares of Class A Common Stock for Eagle River,
(viii) warrants to purchase 24,957 shares of Class A Common Stock for Madison Dearborn and (ix) warrants to purchase 26,162 shares of Class A Common Stock for the DLJ Funds.

                                   ARTICLE 5
                      ANTI-DILUTION AND PREEMPTION RIGHTS

         Section 5.01. Anti-Dilution Rights. (a) Prior to the Initial Public Offering, the Company shall provide each Shareholder with a written notice (a "SECTION 5.01 NOTICE") of any proposed issuance by the Company of Company Capital Stock at least 30 days prior to the proposed issuance date. The Section
5.01 Notice shall specify the price per share at which the Company Capital Stock is proposed to be issued and the other proposed material terms of the issuance. Each Shareholder shall be entitled to purchase, at the price and on the terms specified in such Section 5.01 Notice, a pro rata portion of the Company Capital Stock proposed to be issued, based upon such Shareholder's Percentage Ownership. A Shareholder may exercise its rights under this Section
5.01 by delivering written notice to the Company (which will make such information available to all Shareholders) of its election to purchase Company Capital Stock within 15 days of receipt of the Section 5.01 Notice. A delivery of such a written notice (which notice shall specify the number of shares (or amount) of Company Capital Stock to be purchased by the Shareholder submitting such notice) by a Shareholder shall constitute a binding agreement of such Shareholder to purchase, at the price and on the terms specified in the Section
5.01 Notice, the number of shares (or amount) of Company Capital Stock specified in such Shareholder's written notice, provided that if the actual purchase price per share of Company Capital Stock is more than the purchase price set forth in the Section 5.01 Notice, the Company shall notify such Shareholders prior to the issuance of such shares and each such Shareholder may revoke its election at or prior to the time of the relevant issuance and be released from its obligation to purchase shares pursuant to this Section 5.01. In the case of any issuance of Company Capital Stock, the Company shall have 120 days from the date of the Section 5.01 Notice to consummate the proposed issuance of any or all of such Company Capital Stock which the Shareholders have not elected to purchase at the price and upon terms that are not materially less favorable to the Company than those specified in the Section
5.01 Notice. At the consummation of such issuance, the Company shall issue certificates representing the Company Capital Stock to be purchased by each

Shareholder exercising anti-dilutive rights pursuant to this Section 5.01 registered in the name of such Shareholder, against payment in cash by such Shareholder of the purchase price for such Company Capital Stock. If the Company proposes to issue Company Capital Stock after such 120-day period, it shall again comply with the procedures set forth in this Section.

          (b) Notwithstanding Section 5.01(a), if the Company elects to Build Out any Option Sections prior to the expiration of the Election Period, and pursuant thereto, issues additional equity to NWIP in exchange for frequencies, the Company and the Shareholders will comply with the Notice provisions of
Section 5.01(a) and each Non-Nextel Shareholder (other than the Management Shareholders) that is a Shareholder as of the date hereof shall have the right, but not the obligation, to purchase, at a purchase price of $10 per share, as adjusted for stock splits and combinations, stock dividends and the like (which represents the initial purchase price for Shares on the date hereof), a number of shares of Series A Preferred (or, if the Series A Preferred has been converted into Common Stock, Common Stock) that results in such Shareholder maintaining the same Percentage Ownership it has on either the date immediately prior to the date the Company issues additional equity to NWIP in exchange for frequencies or the date hereof, whichever date results in a lower Percentage Ownership.

          (c) Notwithstanding Section 5.01(a), no Shareholder (except as provided for NWIP in Section 5.02 solely in connection with the purchase of Company Capital Stock issued in connection with an Initial Public Offering) shall be entitled to purchase Company Capital Stock as contemplated by this
Section 5.01 in connection with issuances of Company Capital Stock (i) to employees of the Company or any Subsidiary pursuant to employee benefit plans or arrangements approved by the Board (including upon the exercise of employee stock options), (ii) in connection with a Public Offering initiated by the Company, (iii) in connection with any bona fide, arm's-length restructuring of outstanding debt of the Company or any Subsidiary, (iv) in connection with any bona fide, arm's-length direct or indirect merger, acquisition or similar transaction, (v) in connection with the issuance of equity securities pursuant to Article 4 of the Joint Venture Agreement, (vi) in connection with the conversion of the Convertible Preferred into Company Common Stock or (vii) in connection with any pro rata stock splits, combinations or reclassifications. The Company shall not be under any obligation to consummate any proposed issuance of Company Capital Stock, regardless of whether it shall have delivered a Section 5.01 Notice in respect of such proposed issuance.

         Section 5.02. Special NWIP Anti-Dilution Rights. (a) In connection with an Initial Public Offering initiated by the Company pursuant to which the Company will offer newly issued shares of Company Common Stock (a "COMPANY IPO"), the Company shall provide NWIP with a written notice (a "SECTION 5.02 NOTICE") of such Initial Public Offering at least 45 days prior to the proposed offering date. The Section 5.02 Notice shall specify (i) a range of prices (the "UNDERWRITERS' RANGE") for the Company Common Stock as determined by the underwriters, of which the high per share price (the "HIGH OFFERING PRICE") will be no more than $3.00 greater than the low per share price (the "LOW OFFERING PRICE") and (ii) the other material terms of the offering. NWIP shall be entitled to purchase, at the Offering Price (as defined below) and otherwise on the terms specified in such Section 5.02 Notice, NWIP's Percentage Ownership of the Company Common Stock proposed to be issued pursuant to the Company IPO. NWIP may exercise its rights under this Section 5.02 by delivering written notice of its election to purchase the Company Common Stock to the Company within 20 days of receipt of the Section 5.02 Notice. A delivery of such a written notice (which notice shall specify the number of shares (or amount) of Company Common Stock to be purchased by NWIP) by NWIP shall constitute a binding agreement of NWIP to purchase, at the Offering Price (adjusted to reflect elimination of the underwriters' discount) and otherwise on the terms specified in the Section 5.01 Notice, the number of shares (or amount) of Company Common Stock specified in NWIP's written notice, provided that if the Offering Price is more than $1.00 greater than the High Offering Price, the Company shall immediately notify NWIP and NWIP shall have 24 hours from receipt of such notice to revoke its election and be released from its obligation to purchase shares pursuant to this Section 5.02. The Company shall have 180 days from the date of the Section 5.02 Notice to consummate the proposed Company IPO, provided that if NWIP elected to purchase less than NWIP's Percentage Ownership of the proposed Company Common Stock issuance and if the Offering Price is more than $1.00 below the Low Offering Price, the Company shall immediately notify NWIP and NWIP will have 24 hours from receipt of such notice to elect whether to purchase its Percentage Ownership of the Company Common Stock proposed to be issued pursuant to the Company IPO at the lower Offering Price (adjusted to reflect elimination of the underwriters' discount). At the consummation of such issuance, which will be simultaneous with the closing of the Company IPO, the Company shall issue certificates representing the Company Common Stock to be purchased by NWIP registered in the name of NWIP, against payment by NWIP of the Offering Price (adjusted to reflect elimination of the underwriters' discount) for such Company Common Stock.

          (b) "OFFERING PRICE" means the per share price for the Company Common Stock to be sold in the Public Offering.

          (c) If the Company proposes to offer Company Common Stock after such 180-day period, the Company shall comply with the procedures set forth in this
Section 5.02 before proceeding with the Company IPO.

         Section 5.03. Special NWIP Preemption of Registration Rights. (a) If, prior to the later of (i) the completion of the Initial Required Build and (ii) the fourth anniversary of the date of this Agreement, DLJMB requests a Demand Registration pursuant to Section 6.01 or the Company authorizes a Company IPO, the Company will notify NWIP at the same time that it notifies the other Shareholders pursuant to Section 6.01 or 5.02, as the case may be, which notice (the "PREEMPTION NOTICE") will contain the Underwriters' Range and the other material terms of the proposed offering, including but not limited to the number of shares of Company Common Stock to be offered and the proposed offering date. Upon receipt of the Preemption Notice, NWIP, in addition to its rights under Section 5.02, will have the right (the "PREEMPTION RIGHT"), subject to Section 5.03(c), to purchase all (but not less than all) of the Company Common Stock that (i) the Company proposes to offer in the case of a Company IPO or (ii) the DLJ Entities and the High Yield Investors own as of the date hereof (assuming conversion of the Series A Preferred) and propose to offer in the case of a DLJMB Demand Registration pursuant to Section 6.01. Except as provided in this Section 5.03, NWIP will not have any right, nor any obligation, to purchase any shares of Company Common Stock that any other Shareholder proposes to register in connection with the relevant Public Offering.

          (b) If NWIP elects to exercise its Preemption Right and purchase the relevant shares of Company Common Stock, it will notify the Company and DLJMB, as the case may be (the "OFFERING PARTY") in writing (the

"PREEMPTION ELECTION NOTICE") within 15 days of receipt of the Preemption Notice. The Preemption Election Notice will state, among other things, (i) the purchase price to be paid by NWIP for the relevant shares of Company Common Stock, which purchase price shall be the mid-point of the Underwriters Range and (ii) the date such purchase will take place, such date not to be later than the proposed offering date set forth in the Preemption Notice. If the Offering Party does not receive a timely Preemption Election Notice, it may proceed with the relevant offering, provided that if the Offering Price is more than $1.00 below the Low Offering Price, the Company shall immediately notify NWIP and NWIP will have 24 hours from receipt of such notice to elect (by notifying the Company and the relevant Offering Party) whether to exercise its Preemption Right at the Lower Offering Price and provided further that if the Offering Party proposes to offer Company Common Stock more than 90 days after receipt of the Preemption Election Notice the Offering Party shall, subject to the first sentence of Section 5.03(a), comply again with the procedures set forth in this
Section 5.03 (at the lower Offering Price, if applicable) before proceeding with the offering.

          (c) The first time that NWIP elects to exercise its Preemption Right in connection with a proposed Company IPO, the Company shall have the right to elect, by notice given to NWIP within 10 days after receipt of the applicable Preemption Election Notice, to reduce the number of shares included in such offering by up to 50% of the number of shares originally proposed to be offered. For each subsequent Company IPO with respect to which NWIP elects to exercise its Preemption Right, the Company may elect, by notice given to NWIP within 10 days after receipt of the applicable Preemption Election Notice, to reduce the number of shares included in such offering by up to 75% of the number of shares originally proposed to be offered, provided that the Company may elect, for one (and only one) such subsequent Company IPO, to withdraw the Company IPO in its entirety. If NWIP elects to exercise its Preemption Right in connection with a proposed DLJMB Demand Registration, DLJMB shall have the right to elect, by notice given to NWIP and the Company within 10 days after receipt of the applicable Preemption Election Notice, to withdraw the demand in its entirety provided that DLJMB reimburses the Company for any out of pocket fees and expenses incurred in connection with such proposed registration.

          (d) A delivery of the Preemption Election Notice by NWIP shall constitute a binding agreement of NWIP to purchase all the relevant shares of Company Common Stock that the Offering Party proposes to offer. At any closing of NWIP's purchase of all the relevant shares of Company Common Stock that the Offering Party proposes to offer, NWIP shall deliver to the Offering Party the purchase price (i) by wire transfer of immediately available funds to such bank account as the Offering Party shall have specified in writing no later than two Business Days prior to the closing or (ii) by delivery of Nextel Shares as permitted by Section 7.05.

          (e) If NWIP purchases Shares in accordance with its Preemption Right with respect to a Qualifying DLJ Demand, the Non-Nextel Shareholders shall have the rights set forth in Section 4.01.



                                   ARTICLE 6
                              REGISTRATION RIGHTS

         Section 6.01. Demand Registration. (a) Subject to the provisions set forth in Section 5.03 and this Section 6.01, if the Company shall receive a written request by DLJMB (acting on behalf of the DLJ Entities collectively, the "SELLING SHAREHOLDER"), following the earlier to occur of (x) the 42 month anniversary of the date hereof and (y) an Initial Public Offering, that the Company effect the registration under the Securities Act of all or a portion of such Selling Shareholder's shares of Company Common Stock (after conversion of Preferred Stock into Company Common Stock) and specifying the intended method of disposition thereof, then the Company shall promptly give written notice of such requested registration (a "DEMAND REGISTRATION") at least 30 days prior to the anticipated filing date of the registration statement relating to such Demand Registration to the other Shareholders and thereupon will use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

              (i) the Registrable Securities which the Company has been so requested to register by the Selling Shareholder, then held by the Selling Shareholder; and

              (ii) subject to the restrictions set forth in Section 6.02(b), all other Registrable Securities which any other Shareholder entitled to request the Company to effect an Incidental Registration (as such term is defined in Section 6.02) pursuant to Section 6.02 (all such Shareholders, together with the Selling Shareholder, the "HOLDERS") has requested the Company to register by written request received by the Company within 15 days after the receipt by such Holders of such written notice given by the Company, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

         Promptly after the expiration of the 15-day period referred to in
Section 6.01(a)(ii) hereof, the Company will notify all the Holders who have requested that their Registrable Securities be included in the Demand Registration of the other Holders and the number of Registrable Securities requested to be included therein. The Selling Shareholder requesting a registration under this Section 6.01 may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request, without liability to any of the other Holders, by providing a written notice to the Company revoking such request, in which case such request, so revoked, shall be considered a Demand Registration unless such revocation arose out of the fault of the Company or unless the Selling Shareholder reimburses the Company for all costs incurred by the Company in connection with such registration, in which case such request shall not be considered a Demand Registration.

          (b) In no event will the Company be required to effect more than one Demand Registration within any six-month period. If a Company IPO or a Demand Registration is preempted by NWIP pursuant to Section 5.03 or if the Company or DLJMB elects to withdraw a registration pursuant to Section 5.03, neither DLJMB nor the Company may initiate another Public Offering until 180 days after the date NWIP elected to preempt the registration (or the date such

Public Offering is withdrawn by the Company or DLJMB under Section 5.03(c), if applicable).

          (c) Subject to Section 6.01(e), the Company shall be obligated to effect one Demand Registration for the Selling Shareholder prior to an Initial Public Offering. After the Initial Public Offering, DLJMB shall be entitled to
(i) one Demand Registration, at the Company's expense, if the Registrable Securities then owned by the Qualified DLJ Entities and initially issued to a DLJ Entity by the Company represent at least 10% of the Fully Diluted Company Common Stock, (ii) a second Demand Registration (at DLJMB's expense) if the Registrable Securities then owned by the DLJ Entities (and issued to a DLJ Entity by the Company) represent at least 5% of the Fully Diluted Company Common Stock and (iii) a third Demand Registration (at DLJMB's expense) if the Registrable Securities then owned by the DLJ Entities (and issued to a DLJ Entity by the Company) represent at least 5% of the Fully Diluted Company Common Stock; provided that the Company shall not be obligated to effect any Demand Registration unless the aggregate proceeds expected to be received from the sale of the Company Common Stock requested to be included in such Demand Registration equal at least (x) $75,000,000, if such Demand Registration would constitute an Initial Public Offering, or (y) $50,000,000 in any other Public Offering.

          (d) Except as set forth in 5.03(c) and 6.01(c), the Company will pay all Registration Expenses in connection with any Demand Registration.

          (e) A Demand Registration requested pursuant to this Section 6.01 shall not be deemed to have been effected (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 90 days (or such shorter period in which all Registrable Securities of the Holders included in such registration have actually been sold thereunder); provided that if after any registration statement requested pursuant to this Section 6.01 becomes effective (x) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and
(y) less than 75% of the Registrable Securities included in such registration statement have been sold thereunder (provided that the Holders shall have exercised all commercially reasonable efforts to effect the sale thereof during the period of effectiveness of such registration statement), such registration statement shall not be considered a Demand Registration or (ii) if the Maximum Offering Size (as defined below) is reduced in accordance with Section 6.01(f) such that less than 66 2/3% of the Registrable Securities of the Selling Shareholders sought to be included in such registration are included unless such Selling Shareholder elects to proceed with registration and sale of such reduced quantity of Registrable Securities.

          (f) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter shall advise the Company and the Selling Shareholders that, in its view, (i) the number of shares of Company Common Stock requested to be included in such registration (including Company Common Stock which the Company proposes to be included which are not Registrable Securities) or (ii) the inclusion of some or all of the shares of Company Common Stock owned by the Holders, in any such case, exceeds the largest number of shares which can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the "MAXIMUM OFFERING SIZE"), the Company will include in such registration, in the priority listed below, up to the Maximum Offering Size:

              (A) first, all Registrable Securities requested to be registered by the Selling Shareholder (including any Registrable Securities requested to be registered by the High Yield Investors) (allocated, if necessary for the offering not to exceed the Maximum Offering Size pro rata among the DLJ Entities and the High Yield Investors on the basis of the relative number of Registrable Securities so requested to be included in such registration);

              (B) second, all Registrable Securities requested to be included in such registration by any other Holder (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such other Holders on the basis of the relative number of Registrable Securities so requested to be included in such registration); and

              (C) third, any Company Common Stock proposed to be registered by the Company.

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

          (g) Upon written notice to DLJMB, the Company may, as a matter of right, postpone effecting a registration pursuant to this Section 6.01 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed except that it may be extended for an additional 30 days if the request for registration is made during the first quarter of any fiscal year).

          (h) Notwithstanding anything in this Section 6.01 to the contrary, upon written notice to DLJMB, the Company may supersede a DLJMB Demand Registration at any time prior to an Initial Public Offering by notifying DLJMB within 30 days of the Company's receipt of DLJMB's request for a Demand Registration that the Company is initiating a Company IPO (a "SUPERSEDING IPO"). If the Company initiates a Superseding IPO then, subject to the provisions of Sections 5.02 and 5.03, it must file its registration statement with the SEC not more than 90 days after notifying DLJMB of its intent to initiate the Superseding IPO and use its reasonable best efforts to have the registration statement declared effective as soon as practicable thereafter. If the Superseding IPO is not declared effective within 90 days of filing the registration statement with the SEC, DLJMB may proceed with its Demand Registration.

          (i) DLJMB's right to have the Company effect a Demand Registration for DLJMB prior to the Initial Public Offering will terminate when the Qualified DLJ Entities cease to own 80% of the Initial Ownership of the Qualified DLJ Entities.

         Section 6.02. Company Registration; Incidental Registration. (a) Subject to the provisions of Sections 5.02 and 5.03, at such time as the Company has (i) either completed the Initial Required Build or, if such condition has not been satisfied, received the prior approval of NWIP (which approval will not be unreasonably withheld, it being understood that withholding approval because the proceeds from the Company IPO will either be insufficient to allow the Company to complete the Initial Required Build or will not be committed to completing the Initial Required Build are among the reasonable bases for withholding approval) or (ii) elected to supersede a Demand Registration pursuant to Section 6.01(h), the Company may initiate a Company IPO and register an offering of its Company

Common Stock under the Securities Act, provided that the Company IPO will generate gross proceeds of no less than $75,000,000.

          (b) If the Company proposes to register any of its Company Common Stock under the Securities Act (other than a registration (x) on Form S-8 or S-4 or any successor or similar forms, (y) relating to securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or (z) in connection with a direct or indirect merger, acquisition or other similar transaction), whether or not for sale for its own account, it will each such time, subject to the provisions of Sections 6.02(c), give prompt written notice to each Shareholder at least 20 days prior to the anticipated filing date of the registration statement relating to such registration, which notice shall set forth such Shareholders' rights under this
Section 6.02 and shall offer all Shareholders the opportunity to include in such registration statement such number of Registrable Securities as each such Shareholder may request. Upon the written request of any such Shareholder made within 10 days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be disposed of by such Shareholder), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Shareholders, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided that (i) if such registration involves an Underwritten Public Offering, all such Shareholders requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected as provided in Section 6.04(f) on the same terms and conditions as apply to the Company or the Selling Shareholder, as applicable, and (ii) if, at any time after giving written notice of its intention to register any Company Common Stock pursuant to this Section 6.02(b) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Company Common Stock, the Company shall give written notice to all such Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 6.02 shall relieve the Company of its obligations to effect a Demand Registration to the extent required by Section
6.01. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 6.02.



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


          (c) If a registration pursuant to this Section 6.02 involves an Underwritten Public Offering (other than in the case of an Underwritten Public Offering requested by any Shareholder in a Demand Registration, in which case the provisions with respect to priority of inclusion in such offering set forth in Section 6.01(f) shall apply) and either (A) the Board (with good reason relating to the success of the Offering) elects to preclude the DLJ Entities, the Strategic Investors and/or the Management Shareholders from including shares in the Company IPO or (B) the managing underwriter advises the Company in writing that, in its view, the number of shares of Company Common Stock which the Company and the selling Shareholders intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration, in the following priority, up to the Maximum Offering Size:

              (i) first, so much of the Company Common Stock proposed to be registered for the account of the Company as would not cause the offering to exceed the Maximum Offering Size; and

              (ii) second, all Registrable Securities requested to be included in such registration by any Shareholder pursuant to Section 6.02 (allocated, if necessary for the offering not to exceed the Maximum Offering Size, pro rata among such Shareholders on the basis of the relative number of shares of Registrable Securities so requested to be included in such registration).

         Section 6.03. Holdback Agreements. With respect to each and every Underwritten Public Offering: (a) each Shareholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other security of the Company (in each case, other than as part of such Underwritten Public Offering) during the 14 days prior to the effective date of the applicable registration statement (except as part of such registration) or during the period after such effective date that such managing underwriter and the Company shall agree (but not to exceed 180 days or any such shorter period (but not less than 90 days) as the managing underwriter may suggest).

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

          (b) Each Shareholder agrees that, so long as the DLJ Entities have the right to request one or more Demand Registrations under Section 6.01, such Shareholder will not effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, or any such public sale or distribution of any other security of the Company, from the date that the Shareholder is first notified of the Company's intention to make a Public Offering (it being understood that, for so long as DLJMB has the right to designate one or more members of the Board pursuant to Section 2.01(a), a resolution of the Board authorizing the Company to initiate a Public Offering shall constitute notice to the DLJ Entities of such intention) through the date that is 90 days following completion of such Public Offering, unless the underwriting group, not including Donaldson, Lufkin & Jenrette, Inc. or any of its controlled Affiliates, permits such sales or distributions to be made by the Shareholders during such 90 day period.

         Section 6.04. Registration Procedures. Whenever Shareholders request that any Registrable Securities be registered pursuant to Section 6.01 or 6.02 hereof, the Company will, subject to the provisions of such Sections, use all reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form selected by counsel for the Company and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use all reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days (or such shorter period in which all of the Registrable Securities of the Shareholders included in such registration statement shall have actually been sold thereunder).

          (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Shareholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Shareholder. Each Shareholder shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to such Shareholder and the Company shall use all reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation to so modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading.

          (c) After the filing of the registration statement, the Company will promptly notify each Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Company will use all reasonable efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Shareholder holding such Registrable Securities reasonably (in light of such Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Shareholder to consummate the disposition of the Registrable Securities owned by such Shareholder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (e) The Company will immediately notify each Shareholder holding such Registrable Securities covered by such registration statement, at any time when a

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

prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading and promptly prepare and make available to each such Shareholder and file with the SEC any such supplement or amendment.

          (f) The Board will pick the underwriter(s) of any and all registered offerings of Company Common Stock, except that in connection with (i) any Demand Registration requested by DLJMB or their Permitted Transferees, DLJMB and the Company will agree on the lead underwriter or (ii) any registration for the account of the Company, DLJMB has the right to veto one lead underwriter. Any Affiliate of Donaldson, Lufkin & Jenrette, Inc. may be considered for selection as underwriter for an Underwritten Public Offering. The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

          (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to the Company, the Company will make available for inspection by any Shareholder and any underwriter participating in any offering pursuant to a registration statement being filed by the Company pursuant to this Section 6.04 and any attorney, accountant or other professional retained by any such Shareholder or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably requested by any such Person, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

          (h) The Company will furnish to each such Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such underwriter and the participating Shareholders, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as a majority in interest of such Shareholders or the managing underwriter therefor reasonably requests.

          (i) The Company will otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) The Company may require each such Shareholder (i) to promptly furnish in writing to the Company information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request,
(ii) to provide such other information as may be legally required in connection with such registration and (iii) to take such other acts as are reasonably necessary under the circumstances.

          (k) Each such Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.04(e), such Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.04(e), and, if so directed by the Company, such Shareholder will deliver to the Company all copies, other than any permanent file copies then in such Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 6.04(a)), by the number of days during the period from and including the date of the giving of notice pursuant to Section 6.04(e) to the date when the Company shall make available to such Shareholder a prospectus supplemented or amended to conform with the requirements of Section 6.04(e).

         Section 6.05. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Shareholder holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls such Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other offering document relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in light of the circumstances under which they were made), except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to the Company by such Shareholder or on such Shareholder's behalf expressly for use therein or (iii) any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company, or any blue sky or state securities laws or any rule or regulation thereunder applicable to the Company; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such prospectus to such Shareholder in a timely manner prior to such sale and it was the responsibility of such Shareholder under the Securities Act to provide such Person with a current copy of the prospectus (or such

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

amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities and each accountant, attorney and other Person who participates in the offering of the Registrable Securities on behalf of the Company or any selling shareholder, their officers and directors and each person who controls such underwriters and other Persons on substantially the same basis as that of the indemnification of the Shareholders provided in this
Section 6.05.

         Section 6.06. Indemnification by Participating Shareholders. Each Shareholder holding Registrable Securities included in any registration statement agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Shareholder, but only (i) with respect to information furnished in writing by such Shareholder or on such Shareholder's behalf expressly for use in any registration statement, prospectus, offering circular or other document relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section
6.05 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of such Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each such Shareholder shall be prepared, if required by the underwriting agreement, to indemnify and hold harmless any underwriters of the Registrable Securities and each accountant, attorney and other Person who participates in the offering of the Registrable Securities on behalf of the Company or any selling shareholder, their officers and directors and each person who controls such underwriters and other Persons on substantially the same basis as that of the indemnification of the Company provided in this Section 6.06. As a condition to including Registrable Securities in any registration statement filed in accordance with Article 6, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

         Section 6.07. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 6, such Person (an "INDEMNIFIED PARTY"), after the Indemnified Party has actual notice of any proceeding as to which indemnity may be sought, shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

         Section 6.08. Contribution. If the indemnification provided for in this Article 6 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (i) as between the Company and the Shareholders holding Registrable Securities covered by a registration statement and their related Indemnified Parties on the one hand and the underwriters, other participating Persons and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Shareholders on the one hand and the underwriters and other participating Persons on the other, from the offering of the Shareholders' Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and such Shareholders on the one hand and of such underwriters and other participating Persons on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations and (ii) as between the Company and their related Indemnified Parties on the one hand and each such Shareholder and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each such Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Shareholders on the one hand and such underwriters and other participating Persons on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Shareholders bear to the total underwriting discounts and commissions received by such underwriters and fees received by other participating Persons, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and such Shareholders on the one hand and of such underwriters and other participating Persons on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and such Shareholders or by such underwriters and other participating Persons. The relative fault of the Company on the one hand and of each such Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 6.08 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.08, no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to Securities purchased by such underwriter in such offering, less the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Shareholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Shareholder were offered to the public exceeds the amount of any damages which such Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Shareholder's obligation to contribute pursuant to this
Section 6.08 is several in the proportion that the proceeds of the offering received by such Shareholder bears to the total proceeds of the offering received by all such Shareholders and not joint.

         Section 6.09. Participation in Public Offering. No Person may participate in any Underwritten Public Offering hereunder unless such Person
(a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

         Section 6.10. Cooperation by the Company. In the event any Shareholder shall transfer any Registrable Securities pursuant to Rule 144A under the Securities Act, the Company shall cooperate, to the extent commercially reasonable, with such Shareholder and shall provide to such Shareholder such information as such Shareholder shall reasonably request, provided such Shareholder shall pay any material expenses incurred by the Company in connection with its cooperation.

         Section 6.11. No Transfer of Registration Rights. None of the rights of Shareholders under this Article 6 shall be assignable by any Shareholder to any Person acquiring Securities in any Public Offering or pursuant to Rule 144A of the Securities Act.

         Section 6.12. Limitations on Subsequent Registration Rights. The Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed pursuant to Section 6.01 or 6.02, (a) unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities would not reduce the amount of the Registrable Securities of the Shareholders included therein or (b) on terms otherwise more favorable to such holder or prospective holder than the registration rights provided in this Agreement.

         Section 6.13. Obligation to Register Nextel and NWIP Securities. In connection with (i) any shareholder action required to be taken in connection with the exercise of a Put Right under Section 4.01, (ii) any shareholder action required to be taken in connection with Option B under Section 7.04(b), or (iii) any Public

Offering, if required by applicable law, NWIP will cause
Nextel to register the Put Rights, NWIP Call Right and/or Nextel Shares, as the case may be (the "Nextel Securities"), on the appropriate registration form under the Securities Act, and each of NWIP and Nextel will use its reasonable best efforts to (A) comply with the Securities Act and the Securities Exchange Act of 1934 and all applicable rules and regulations thereunder, (B) register or qualify the relevant securities under applicable blue sky laws and (C) comply with all other laws applicable to the Nextel Securities. NWIP and Nextel will complete any such registration of the Nextel Securities in a timely manner that permits the Shareholders and/or the Company to comply with the relevant time periods set forth in this Agreement and the Company will use its reasonable best efforts to assist NWIP and Nextel in the completion of any such registration and, to the extent any Shareholder has agreed to take any action or refrain from taking any action hereunder in connection with a registration of the Company's Shares, such Shareholder shall take such action or refrain from taking such action in connection with a registration of Nextel Securities, provided that in no event will such Shareholder be obligated to refrain from selling Nextel Shares upon receipt of such Nextel Shares pursuant to this Agreement or the Joint Venture Agreement. NWIP and Nextel will be responsible for paying promptly any additional costs and expenses incurred by either of them or the Company in connection with the registration of the Nextel Securities.


                                   ARTICLE 7
                        CERTAIN COVENANTS AND AGREEMENTS

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

         Section 7.01. Confidentiality. (a) Each Shareholder hereby agrees that Confidential Information (as defined below) furnished and to be furnished to it was and will be made available in connection with such Shareholder's investment in the Company. Each Shareholder agrees that it will use the Confidential Information only in connection with its investment in the Company and not for any other purpose. Each Shareholder further acknowledges and agrees that it will not disclose any Confidential Information to any Person; provided that Confidential Information may be disclosed (i) to such Shareholder's Representatives (as defined below) in the normal course of the performance of their duties or to any financial institution providing credit to such Shareholder, (ii) to the extent required by applicable law, rule or regulation (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which a Shareholder is subject; provided that such Shareholder gives the Company prompt notice of such request(s), to the extent practicable, so that the Company may seek an appropriate protective order or similar relief (and the Shareholder shall cooperate with such efforts by the Company, and shall in any event make only the minimum disclosure required by such law, rule or regulation)), (iii) to any Person to whom such Shareholder is contemplating a transfer of its Shares (provided that such transfer would not be in violation of the provisions of this Agreement and as long as such Third Party is advised of the confidential nature of such information and agrees to be bound by a confidentiality agreement in form and substance satisfactory to the Company and consistent with the provisions hereof) or (iv) if the prior written consent of the Board shall have been obtained. Nothing contained herein shall prevent the use (subject, to the extent possible, to a protective order) of Confidential Information in connection with the assertion or defense of any claim by or against the Company or any Shareholder.

          (b) "CONFIDENTIAL INFORMATION" means any information concerning the Company and Persons which are or become its Subsidiaries or the financial condition, business, operations or prospects of the Company and Persons which are or become its Subsidiaries in the possession of or furnished to any Shareholder (including, without limitation, by virtue of its present or former right to designate a director of the Company); provided that the term Confidential Information does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by a Shareholder or its partners, directors, officers, employees, agents, counsel, investment advisers or representatives (all such persons being collectively referred to as "REPRESENTATIVES") in violation of the Subscription Agreement or this Agreement, (ii) is or was available to such Shareholder on a nonconfidential basis prior to its disclosure to such Shareholder or its Representatives by the Company or (iii) was or becomes available to such Shareholder on a non-confidential basis from a source other than the Company, provided that such source is or was (at the time of receipt of the relevant information) not, to the best of such Shareholder's knowledge, bound by a confidentiality agreement with (or other confidentiality obligation to) the Company or another Person.

         Section 7.02. Reports. The Company will furnish each Shareholder with the quarterly and annual financial reports that the Company is required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act.

         Section 7.03. Subsequent Deployment of Alternative Digital Transmission Technology. If the NDS elect to deploy an alternative digital transmission technology on its 800 MHZ SMR frequencies on a nationwide basis (a "TECHNOLOGY CHANGE") NWIP must notify the Company (a "TECHNOLOGY CHANGE NOTICE"). If such Technology Change results in the Company being unable to provide its customers with nationwide service comparable to the service available to such customers immediately prior to the Technology Change and the Company notifies NWIP within 60 days of receipt of the Technology Change Notice that the Technology Change is materially adverse to the Company, then NWIP will have the option to either (i) provide the Company at no charge with replacement equipment that is compatible with the Technology Change together with the resources necessary to install such equipment so that the Company remains in the same operational position that it was in prior to the Technology Change or
(ii) purchase all of the Company Capital Stock at a purchase price equal to (A) if the Technology Change is implemented prior to the Initial Public Offering, the greater of Fair Market Value (determined as if neither the Company nor the NDS needed to implement the Technology Change and without diminishing the value of the Company due to the fact that the Technology Change had not been implemented) or Investment Formula Price or (B) if the Technology Change is implemented after the Initial Public Offering, the Fair Market Value (determined as if neither the Company nor the NDS needed to implement the Technology Change and without diminishing the value of the Company due to the fact that the Technology Change had not been implemented). NWIP must notify the Company of its election within 60 days of receipt of notice from the Company and, if NWIP elects to purchase all the Company Capital Stock, such purchase must be consummated within 90 days of its election or as otherwise permitted by Section 7.05, subject to all third party consents and the receipt of customary representations and warranties (it being understood that in no event shall a Shareholder be obligated to make any representations and warranties, or to provide any indemnities, other than title to the Company Capital Stock held by such Person, such title being free and clear of all liens and encumbrances, and such Person's authority, authorization and right to enter into and consummate the sale without contravention of any law or agreement, and without the need for any governmental or other approval with respect to its Shares).

         Section 7.04. Limitations on Subsequent Changes to Company's Operations. (a) If at any time, and from time to time, after the date hereof, NWIP requires the Company to implement a change in the Company's business, operations or systems (including, without limitation, changes to the Service Pricing Structure or the Required Services or changes relating to Improvements) under the Joint Venture Agreement (each such change, a "NEXTEL REQUIRED UPGRADE") and the Company determines that it can not implement it without causing either (i) the offering of wireless communications services in the Territory by the Company and its Affiliates to be materially more costly or difficult to manage than the NDS's offering of wireless communication services in Comparable Service Areas (as defined in the Joint Venture Agreement), or
(ii) a payment or other material default under the Company's material debt instruments or any other material adverse financial effect on the Company and its Subsidiaries, taken as a whole, the Company may elect not to implement the Nextel Required Upgrade by notifying NWIP of its determination prior to the date the Company is required to implement such Nextel Required Upgrade (the "ADVERSE IMPACT NOTICE"). The Adverse Impact Notice shall provide (x) a brief summary of the problems and/or costs the Company would expect to encounter in implementing the Nextel Required Upgrade and (y) a dollar estimate of the adverse financial impact to the Company of such implementation. Within 30 days of providing NWIP with the Adverse Impact Notice, the Company shall prepare and deliver to NWIP a profit and loss analysis of the Nextel Required Upgrade (the "NEXTEL REQUIRED UPGRADE ANALYSIS") which analysis shall provide a summary of
(A) the benefits and burdens of implementing the Nextel Required Upgrade and any Nextel Required Upgrade previously implemented, (B) the expected profits and losses to the Company if the Nextel Required Upgrade is implemented, (C) any prior changes implemented by the Company at the Nextel Group's request and (D) reasonable supporting detail for all of the foregoing. The Company will supplement such analysis and provide additional detail as NWIP shall reasonably request.

          (b) Within 30 days of receipt of the Nextel Required Upgrade Analysis, NWIP will notify the Company that the Company (i) will not have to implement the Nextel Required Upgrade, (ii) will be required to implement some or all of the Nextel Required Upgrade and will be subsidized by NWIP in accordance with paragraph 7.04(g), or (iii) will be required to implement some or all of the Nextel Required Upgrade and will not be subsidized by NWIP (the "NEXTEL DETERMINATION"). The Nextel Determination shall be final and binding on the Company unless NWIP elects alternative (iii), in which case the Board may choose to (A) implement the Nextel Required Upgrade without a subsidy ("OPTION A"), (B) allow the Non-Nextel Shareholders to elect whether to (x) sell all their Company Capital Stock to Nextel at the Investment Formula Price in accordance with Section 4.01 or (y) cause the Company to implement the Nextel Required Upgrade without a subsidy ("OPTION B"), or (C) request arbitration to determine the subsidy NWIP shall be required to pay in connection with the implementation of the Nextel Required Upgrade ("OPTION C").

          (c) In the event that the Board, by written notice to NWIP within 10 days of receipt of the Nextel Determination, causes the Company to elect Option C, then the provisions of Section 12.7 of the Joint Venture Agreement shall apply and after the arbitrators present their findings, the Company, by written notice to NWIP within 10 days of receipt of the arbitrators determination shall choose either Option A or Option B or elect to implement the Nextel Required Upgrade and receive the subsidy as determined by the arbitrators ("Option D").

          (d) In the event that the Board elects Option D, NWIP by written notice to the Company within 10 days of receipt of the Company's election under
Section 7.04(c), shall: (i) inform the Company that it does not need to implement the Nextel Required Upgrade; (ii) abide by the arbitration and pay the subsidy; or (iii) determine the Fair Market Value of the Company generally in accordance with Section 4.03, in which case, after such determination, it may elect to proceed with option (d)(i) or (d)(ii) above or it may elect to purchase all of the Company Capital Stock (other than the Series B Preferred) at a purchase price equal to the higher of (A) the Investment Formula Price or (B) the Fair Market Value and otherwise generally in accordance with Section 4.01.

          (e) If NWIP elects to exercise its call option under Section 7.04(d)(iii) then the Company, by written notice to NWIP within 10 days of receipt of NWIP's election, may elect to cancel such call by electing to implement the change without the receipt of any subsidy from NWIP.

           (f) In the event that any expenditure of funds and/or incurrence of debt by the Company is required to implement a Nextel Required Upgrade, and such expenditure or incurrence would result in an Applicable Default or Event of Default under any material debt document to which the Company is a party (a "DEFAULT OUTCOME"), then the Company and NWIP shall negotiate in good faith to develop or identify alternative measures or procedures to (i) implement such Nextel Required Upgrade, (ii) fund such expenditure, or (iii) substitute for the incurrence of such debt such that the outcome would not result in such a Default Outcome, and shall (assuming alternative measures or procedures are identified that are reasonably acceptable to each of the Company and NWIP) cooperate to implement the Nextel Required Upgrade as promptly as practicable. Without limiting the generality of the foregoing, the Company shall be required to implement a Required Service through any alternative measure or procedure suggested by NWIP so long as such measures or procedures do not involve actions or conditions that are reasonably likely to result in a Default Outcome and either (A) will not result in net losses to the Company, or (B) NWIP agrees to subsidize any such net losses. Except as provided above, if implementation of a Nextel Required Upgrade would result in a Default Outcome, the Company shall not be required to implement such Nextel Required Upgrade. As used herein with respect to a Nextel Required Upgrade, an "APPLICABLE DEFAULT OR EVENT OF DEFAULT" means any material default or event of default under any material debt document to which the Company is a party, other than any default or event of default under a Disqualified Provision of any such debt document. As used herein with respect to a Nextel Required Upgrade, "DISQUALIFIED PROVISION" means any provision (i) entered into by the Company within the 12-month period preceding the date that NWIP notifies the Company that it is required to implement a Nextel Required

Upgrade (except a provision that the Company had become legally obligated to enter into prior to such 12-month period) and (ii) if the Company has notified NWIP of such provision, as to which NWIP has within 15 days thereafter advised the Company in reasonable detail of the nature of such pending or potential Nextel Required Upgrade and that NWIP believes in good faith such provision could result in a payment or other material default or event of default thereunder if such operational changes or upgrades occur, provided that a provision shall not be a Disqualified Provision if a payment or other material default or event of default under such debt document would have resulted even if such provision had not been entered into.

          (g) If NWIP is required to pay a subsidy pursuant to this Section 7.04, then the Company and NWIP shall negotiate in good faith to determine when NWIP shall make such subsidy payments to the Company, with the first such payment to be made no later than the date on which the Company has implemented the Nextel Required Upgrade. The Company and NWIP agree that any subsidy paid by NWIP to the Company will be subject to adjustment such that the subsidy will not exceed the least of (i) the Company's anticipated aggregate net losses set forth in the Nextel Required Upgrade Analysis, (ii) the Company's actual net losses associated with such Nextel Required Upgrade through the date of the subsidy payment, (iii) the anticipated cumulative losses for all Nextel Required Upgrades net of all cumulative anticipated profits for all Nextel Required Upgrades since the date hereof as set forth in the most recent Nextel Required Upgrade Analysis, or (iv) the actual cumulative losses for all Nextel Required Upgrades net of all actual cumulative profits for all Nextel Required Upgrades from the date hereof through the date of the subsidy payment.

          (h) For purposes of this Section 7.04, the following terms shall have the following meanings:

         "IMPROVEMENTS" means any changes, modifications, upgrades or enhancements to the iDEN technology or any other Nextel or NDS network components.

         "REQUIRED SERVICES" means the Nextel and/or NDS products, services and capabilities identified on Exhibit 6.1 to the Joint Venture Agreement.

         "SERVICE PRICING STRUCTURE" means the Nextel pricing structure described in Exhibit 9.1A to the Joint Venture Agreement.

         Section 7.05. Delivery of Nextel Stock. (a) Any payment for Company Capital Stock purchased by NWIP from the Company or the Shareholders pursuant to Section 4.01, 4.02, 4.04, 5.01, 5.02, 5.03, 7.03 or 7.04 may be made at
NWIP's election, by delivery of listed Nextel common stock (the "NEXTEL SHARES"), provided that (i) NWIP delivers such Nextel Shares within 180 days of the date of closing for the purchase of such Company Capital Stock (the "PURCHASE DATE"), and (ii) NWIP (and Nextel with respect to Section 7.05(d)
only) agree to comply with the requirements set forth in this Section 7.05. Notwithstanding the immediately preceding sentence, if NWIP is (i) preempting a Company IPO pursuant to Section 5.03, the consideration paid by NWIP for the relevant securities shall be cash unless provisions in Nextel's agreements for borrowed money restrict Nextel's or NWIP's ability to pay cash, in which case NWIP shall pay the applicable purchase price in cash to the extent permitted under such agreements and deliver (within 90 days of the date of the proposed Company IPO) an amount of Nextel Shares equivalent (in value) to the difference between the amount of cash Nextel is permitted to pay under such agreements and the purchase price of the securities or (ii) exercising its rights under
Section 5.01 or 5.02, the consideration paid by NWIP for the relevant securities shall be cash or an amount of Nextel Shares equivalent (in value) to the purchase price, which shares shall be delivered on the Purchase Date. Notwithstanding the two preceding sentences, if NWIP elects to deliver Nextel Shares, which election NWIP may change at any time prior to the delivery of such shares, NWIP will use its reasonable best efforts to deliver Nextel Shares to the Company or the Shareholders as promptly as practicable, provided that
(x) if NWIP fails to deliver the Nextel Shares or cash within 60 days of the Purchase Date, it shall pay interest on the purchase price at a rate of 10% per annum from the Purchase Date and (y) if NWIP fails to deliver Nextel Shares in accordance with this Section 7.05, NWIP shall deliver cash no later than the last day of such relevant time period.

           (b) If NWIP delivers Nextel Shares, in lieu of cash, pursuant to
Section 7.05(a), NWIP shall use its reasonable best efforts to assist each Person receiving such Nextel Shares in converting such Nextel Shares to cash within 30 days of delivery of the Nextel Shares. In the event that Nextel Shares are delivered to the Company in connection with NWIP's preemption of a Company IPO, NWIP and the Company shall each use their reasonable best efforts to convert promptly such Nextel Shares into cash. If such Nextel Shares are not converted into cash within 30 days of their delivery to the Company, NWIP shall immediately pay the required amount in cash.

           (c) NWIP shall not be deemed to have delivered Nextel Shares or to have discharged its payment obligations under this Agreement unless, at the time of delivery of such Nextel Shares, (i) NWIP delivers to the Board and the selling Shareholders a SEC "no action" letter or an opinion of counsel reasonably acceptable to the Board (excluding the NWIP Designee) that provides that, assuming that the Shareholder receiving the Nextel Shares is not an Affiliate of Nextel, the shares to be received by that Shareholder can be freely sold without complying with the registration requirements of the Securities Act or (ii) the SEC has declared effective a registration statement on the appropriate form, Nextel has caused such shares to be quoted on the NASDAQ National Market and the recipients shall have a continuous period of 60 days from the date of delivery to sell such shares under such registration statement.

          (d) In connection with a registration pursuant to the immediately preceding clause (c)(ii), (A) Nextel will (x) be responsible for promptly paying all registration expenses that are substantially similar to the Registration Expenses that will be paid by the Company pursuant to the terms of this Agreement, (y) indemnify the relevant Shareholders on terms substantially similar to those set forth in Sections 6.05, 6.07 and 6.08 and (z) comply with registration procedures substantially similar to those set forth in Sections 6.04, 6.09 and 6.10 and (B) the Shareholders will indemnify Nextel on terms substantially similar to those set forth in Sections 6.06, 6.07 and 6.08 and, if applicable, cooperate to effect the registration on terms substantially similar to those applicable to Shareholders as set forth in Section 6.04.

           (e) For purposes of any payment by NWIP in Nextel Shares, the value of Nextel common stock will be based on the average Closing Price of Nextel common stock for the ten Trading Days immediately preceding the date of delivery of the Nextel Shares. If NWIP elects to consummate a transaction with Nextel Shares instead of cash, NWIP will take all reasonable steps requested by the Board (with any NWIP Designee abstaining) to permit the purchase to be tax deferred to the relevant Shareholders.

         Section 7.06. Senior Management Resignation. If either John Chapple or John Thompson provides notice that he is resigning for Good Reason pursuant to clause (v) of the definition of "Good Reason" as defined in their employment agreements with the Company, within 45 days of such notice, prior to the closing of a Section 3.08 Sale NWIP will have an obligation to replace such executive with an executive approved by DLJMB (which approval will not be unreasonably withheld). If NWIP is unable to complete such replacement within such 45-day period, the Board will be responsible for replacing such executives. In any such event, NWIP will be responsible for cash compensation (including, without limitation, any bonus payments other than "signing" bonus consideration) and any benefit programs for such replacement executives and NWIP will be responsible for the cost of equity incentives (or "signing" bonus consideration) needed to attract such replacement executives.



                                   ARTICLE 8
                                 MISCELLANEOUS

         Section 8.01. Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, both oral and written (including without limitation the Memorandum of Agreement, dated as of May 1, 1998, among Wireless Investment Partners, L.L.C., NWIP and Nextel, the letter agreement, dated August 13, 1998, among DLJMB, DLJ Capital Corp., Nextel, the Company and Eagle River and the letter agreement dated December 4, 1998, among DLJMB, DLJ Capital Corp., Nextel, the Company, Eagle River, MDP and Motorola) between the parties with respect to the subject matter hereof and thereof.

         Section 8.02. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto and the Indemnified Parties, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         Section 8.03. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Shareholder, except in connection with a transfer of shares of Company Common Stock pursuant to the terms hereof. Any Person acquiring shares of Company Capital Stock who is required by the terms of this Agreement to agree in writing to be bound by the terms of this Agreement shall execute and deliver to the Company an agreement to be bound by this Agreement and shall thenceforth be a "SHAREHOLDER".

         Section 8.04. Amendment; Waiver; Termination. (a) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the Company with approval of the Board and holders of at least 75% of the shares of Voting Stock held by the Shareholders at the time of such proposed amendment or modification.

          (b) In addition, any amendment or modification of any provision of this Agreement that would have a materially disproportionate adverse effect on one Shareholder as opposed to another Shareholder may be effected only with the consent of such effected Shareholder. Without limiting the generality of the foregoing, neither clause (ii) of the definition of Permitted Transferee nor Sections 4.01(g), 4.02(d), 4.04 or 8.12(b) shall be amended or otherwise modified without the consent of holders of at least 50% of the Fully Diluted Common Stock then held by the Management Shareholders.

          (c) This Agreement shall terminate on the fifteenth anniversary of the date hereof unless earlier terminated. Notwithstanding the preceding sentence, Sections 7.01, 7.03, 7.04 and 7.05 shall survive until the Joint Venture Agreement is terminated.

         Section 8.05. Notices. All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given and received when sent by fax (with confirmation in writing via first class U.S. mail) or delivered personally or on the third Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice:


         if to the Company, to:

              Nextel Partners, Inc.
              4500 Carillon Point
              Kirkland, WA  98033
              Fax:  (425) 828-8098
              Attention:  General Counsel

        with a copy to:

              Friedman Kaplan & Seiler LLP
              875 Third Avenue, 8th Floor
              New York, NY  10022
              Fax:  (212) 355-6401
              Attention:  Gary D. Friedman

         and to DLJ Entities as set forth below and each other Shareholder at its address set forth on the signature pages attached hereto if to DLJ Entities, to:

              DLJ Merchant Banking II, Inc.
              277 Park Avenue
              New York, NY  10172
              Fax:  212-892-7272

        with a copy to:

              Madison Dearborn Capital
                Partners II, L.P.
              3 First National Plaza

              Suite 3800
              Chicago, Illinois 60602
              Fax: 312-895-1226

        and to:

              Davis Polk & Wardwell
              450 Lexington Avenue
              New York, New York  10017
              Fax:  (212) 450-4800
              Attention:  John Buttrick


Any Person (other than a DLJ Entity) who becomes a Shareholder shall provide its address and fax number to the Company, which shall promptly provide such information to each other Shareholder.

         Section 8.06. Fees and Expenses. (a) The Company shall pay the following out-of-pocket costs and expenses of Nextel, Eagle River and DLJMB;
(i) Pre-Closing Expenditures incurred by Eagle River, the amount of which will be estimated and provided to the Company, DLJMB and Eagle River at least ten days prior to Closing and will be subject to post-closing adjustment and reconciliation as set forth in Section 8.06(c), and (ii) the reasonable fees and expenses of counsel for Nextel, Eagle River and DLJMB, incurred through the Closing Date in connection with the preparation of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

          (b) Except for the Company's obligation to pay the fees and expenses set forth in Section 8.06(a) and Registration Expenses as provided herein, and except as otherwise expressly provided in any of the other Transaction Documents, all other attorneys' fees and expenses incurred by any Shareholder(s) in connection with this Agreement and the other Transaction Documents shall be paid by such Shareholder(s).

          (c) The Company shall reimburse NWIP and Eagle River for Pre- Closing Expenditures set forth in detailed written estimate provided to the Company, DLJMB and each other Shareholder at least ten days prior to Closing. Within 60 days after the date hereof, representatives of the Company shall meet with representatives of NWIP and Eagle River to adjust such estimates and to agree on the amount of any additional reimbursement by (or refund to) the Company. Any dispute that arises as a result of such discussions shall be submitted to arbitration in accordance with the dispute resolution procedures set forth in
Section 12.7 of the Joint Venture Agreement. "PRE-CLOSING EXPENDITURES" means capital expenditures and operating expenses made and incurred by Nextel (and its Affiliates) and Eagle River prior to the date hereof for assets, properties, rights or services (other than the capital expenditures and operating expenses paid for or reimbursed pursuant to the Asset Transfer Agreement) in order to facilitate the construction of the Company's ESMR Network (as defined in the Joint Venture Agreement) in the Territory.

         Section 8.07. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

         Section 8.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         Section 8.09. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state.

         Section 8.10. Specific Enforcement. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

         Section 8.11. Limitations on Damages. Each party hereto acknowledges that no party is entitled to seek or recover consequential, punitive or exemplary damages in respect of this Agreement under any circumstances or for any reason. Consequential damages are, without limitation, lost profits, lost revenue and the like but do not include the actual costs incurred in obtaining substitute performance where there has been a failure to perform an obligation under an agreement.

         Section 8.12. Consent to Jurisdiction; Expenses. (a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (other than any matter arising under Section 7.03 or 7.04, which shall be conducted in accordance with the dispute resolution procedures set forth in Section 12.7 of the Joint Venture Agreement) shall be brought in any Federal Court sitting in New York, New York, or any New York State court sitting in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party by any method provided in Section 8.05 shall be deemed effective service of process on such party and consents to the personal jurisdiction of any Federal Court sitting in New York, New York, or any New York State court sitting in New York, New York.

          (b) In any dispute arising under this Agreement (other than any matter arising under Section 7.03 or 7.04, which shall be conducted in accordance with the dispute resolution procedures set forth in Section 12.7 of the Joint Venture Agreement) among any of the parties hereto, the costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the prevailing party shall be paid by the party that does not prevail. In the event of any conflict between the provisions of the preceding sentence and the corresponding provisions of the Restricted Stock Purchase Agreements or the employment agreements between the Company and each of the Management Shareholders and the provisions of those agreements, with respect to any dispute involving one or more of the Management Shareholders, the provisions of the Restricted Stock

Purchase Agreements or the employment agreements, as the case may be, shall prevail.

         Section 8.13. Severability. If one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

         Section 8.14. Amendments to Laws. Any reference to a section, form, rule or regulation of the Securities Act or Exchange Act, any reference to a law promulgated by any state or pursuant to which the FCC may exercise rule making authority, and any reference to any rule or regulation promulgated by the FCC, includes any successor section, form, rule, regulation or law.

         Section 8.15. Acknowledgment of Limits on Nextel's Liability. Each party hereto acknowledges that the maximum cumulative, aggregate monetary liability of Nextel for any and all actual or alleged claims or causes of action that arise, result from or are in any way connected with the matters provided for or contemplated in this Agreement is limited as provided in the Nextel Agreement.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      NEXTEL PARTNERS, INC., a Delaware
                                      corporation


                                      By: /s/ John Chapple
                                         --------------------------------------
                                          Name: John Chapple
                                          Title: President and Chief Executive
                                          Officer


                                      NEXTEL WIP CORP., a Delaware
                                      corporation


                                      By: /s/ Thomas J. Sidman
                                         --------------------------------------
                                          Name: Thomas J. Sidman
                                          Title: President
                                          Address: 1505 Farm Credit Drive
                                                   McLean, VA 22102
                                                   Attn: General Counsel
                                                   Fax: 703-394-3496

                                      With a copy of notice to:

                                          Jones, Day, Reavis & Pogue
                                          North Point
                                          901 Lakeside Avenue
                                          Cleveland, Ohio 44114
                                          Attn: Jeanne Rickert
                                          Fax: 216-579-0212

                                  DLJ MERCHANT BANKING PARTNERS
                                  II, L.P., a Delaware Limited Partnership

                                  By: DLJ Merchant Banking II, Inc.,
                                         as managing general partner


                                  By: /s/ Ivy Dodes
                                     ------------------------------------------
                                      Name:    Ivy Dodes
                                      Title:   Vice President
                                      Address: c/o DLJ Merchant Banking II, Inc.
                                               277 Park Avenue
                                               New York, NY 10172
                                               Fax: 212-892-7272

                                      with a copy of notice to:
                                         Davis Polk & Wardwell
                                         450 Lexington Avenue
                                         New York, NY 10017
                                         Attn: John Buttrick
                                         Fax: 212-450-5426


                                  DLJ MERCHANT BANKING PARTNERS
                                  II-A, L.P., a Delaware Limited Partnership

                                  By: DLJ Merchant Banking II, Inc.,
                                         as managing general partner

                                  By: /s/ Ivy Dodes
                                     ------------------------------------------
                                      Name:    Ivy Dodes
                                      Title:   Vice President
                                      Address: c/o DLJ Merchant Banking II, Inc.
                                               277 Park Avenue
                                               New York, NY 10172
                                               Fax: 212-892-7272

                              DLJ OFFSHORE PARTNERS II, C.V., a
                              Netherlands Antilles Limited Partnership

                              By: DLJ Merchant Banking II, Inc.,
                                     as advisory general partner

                              By: /s/ Ivy Dodes
                                 -------------------------------------------
                                  Name:    Ivy Dodes
                                  Title:   Vice President
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272


                              DLJ DIVERSIFIED PARTNERS, L.P., a
                              Delaware Limited Partnership

                              By: DLJ Diversified Partners, Inc.,
                                          as managing general partner

                              By: /s/ Ivy Dodes
                                 -------------------------------------------
                                  Name:    Ivy Dodes
                                  Title:   Vice President
                                  Address: c/o DLJ Merchant Banking II, Inc.
                                           277 Park Avenue
                                           New York, NY 10172
                                           Fax: 212-892-7272

                                DLJ DIVERSIFIED PARTNERS-A, L.P., a
                                Delaware Limited Partnership

                                By: DLJ Diversified Partners, Inc.,
                                       as managing general partner

                                By: /s/ Ivy Dodes
                                   -------------------------------------------
                                    Name:    Ivy Dodes
                                    Title:   Vice President
                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272


                                DLJ MILLENNIUM PARTNERS, L.P., a
                                Delaware Limited Partnership

                                By: DLJ Merchant Banking II, Inc.,
                                       as managing general partner

                                By: /s/ Ivy Dodes
                                   -------------------------------------------
                                    Name:    Ivy Dodes
                                    Title:   Vice President
                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                                DLJ MILLENNIUM PARTNERS-A, L.P.

                                By: DLJ Merchant Banking II, Inc.,
                                       as managing general partner

                                By: /s/ Ivy Dodes
                                   --------------------------------------------
                                    Name:    Ivy Dodes
                                    Title:   Vice President
                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                              New York, NY   10172
                                             Fax: 212-892-7272


                                DLJMB FUNDING II, INC., a Delaware
                                corporation


                                By: /s/ Ivy Dodes
                                   --------------------------------------------
                                    Name:    Ivy Dodes
                                    Title:   Vice President
                                    Address: c/o DLJ Merchant Banking II, Inc.
                                             277 Park Avenue
                                             New York, NY 10172
                                             Fax: 212-892-7272

                                  DLJ FIRST ESC, L.P.,

                                  By: DLJ LBO Plans Management Corporation,
                                         as manager

                                  By: /s/ Ivy Dodes
                                     ----------------------------------------

                                      Name:    Ivy Dodes
                                      Title:   Vice President
                                      Address: c/o DLJ Merchant Banking II, Inc.
                                               277 Park Avenue
                                               New York, NY 10172
                                               Fax: 212-892-7272


                                  DLJ EAB PARTNERS, L.P.

                                  By: DLJ LBO Plans Management Corporation,
                                         as managing general partner


                                  By: /s/ Ivy Dodes
                                     ----------------------------------------
                                      Name:    Ivy Dodes
                                      Title:   Vice President
                                      Address: c/o DLJ Merchant Banking II, Inc.
                                               277 Park Avenue
                                               New York, NY 10172
                                               Fax: 212-892-7272

                                  DLJ ESC II, L.P.

                                  By: DLJ LBO Plans Management Corporation,
                                         as manager


                                  By: /s/ Ivy Dodes
                                     ------------------------------------------
                                      Name:    Ivy Dodes
                                      Title:   Vice President
                                      Address: c/o DLJ Merchant Banking II, Inc.
                                               277 Park Avenue
                                               New York, NY 10172
                                               Fax: 212-892-7272


                                  UK INVESTMENT PLAN 1997 PARTNERS,
                                  a Delaware Limited Partnership

                                  By: UK Investment Plan 1997 Partners, Inc.
                                        as general partner

                                  By: /s/ Ivy Dodes
                                     ------------------------------------------
                                      Name:    Ivy Dodes
                                      Title:   Vice President
                                      Address: c/o DLJ Merchant Banking II, Inc.
                                               277 Park Avenue
                                               New York, NY 10172
                                               Fax: 212-892-7272

                                  MADISON DEARBORN CAPITAL
                                  PARTNERS II, L.P.

                                  By: Madison Dearborn Partners II, L.P.,
                                      its General Partner

                                  By: Madison Dearborn Partners, Inc.,
                                      its General Partner



                                  By: /s/ David F. Mosher
                                     ------------------------------------------
                                      Name:    David F. Mosher
                                      Title:   Managing Director
                                      Address: 3 First National Plaza
                                               Suite 3800
                                               Chicago, Illinois 60602
                                               Fax: 312-895-1226

                                  EAGLE RIVER INVESTMENTS, LLC,
                                  a Washington limited liability company


                                  By: /s/ C. James Judson
                                      -----------------------------------------
                                      Name:    C. James Judson
                                      Title:   Vice President
                                      Address: 2300 Carillon Point
                                               Kirkland, WA 98033-7353
                                               Fax: 425-828-8061


                                  MOTOROLA, INC., a Delaware corporation


                                  By: /s/ Dan Coombes
                                      -----------------------------------------
                                      Name:    Dan Coombes
                                      Title:   Senior Vice President and General
                                               Manager Network Systems Group
                                      Address: 1303 E. Algonquin Road
                                               Schaumberg, Illinois 60196
                                               Attn.: General Counsel
                                               Fax: (847) 576-3628


                                  CASCADE INVESTMENTS, L.L.C.


                                  By: /s/ Michael Larson
                                      -----------------------------------------
                                      Name:    Michael Larson
                                      Title:   Business Manager
                                      Address: 2365 Carillon Point
                                               Kirkland, Washington 98033
                                               Attention: Michael Larson
                                               Fax: 425-889-0288

                                 MADRONA INVESTMENT GROUP, L.L.C.


                                 By: /s/ Tom A. Alberg
                                    ------------------------------------------
                                     Name:    Tom A. Alberg
                                     Title:   Principal
                                     Address: 1000 Second Avenue
                                              Suite 3700
                                              Seattle, Washington 98014
                                              Attention: Tom Alberg
                                              Fax: 206-674-3010


                                 AMPERSAND HOLDINGS, L.L.C.


                                 By: /s/ Gregory J. Parker
                                    ------------------------------------------
                                     Name:    Gregory J. Parker
                                     Title:   President
                                     Address: 1301 Santa Barbara Street
                                              Santa Barbara, California 93101
                                              Attention: Gregory Parker
                                              Fax: 805-963-7801


                                 STEVE HOOPER

                                 /s/ Steve Hooper
                                 ------------------------------------------
                                     Address: 4001 Hunts Point Road
                                              Bellevue, Washington 98004
                                              Fax: 425-462-9891


                                 ARTHUR HARRIGAN

                                 /s/ Arthur Harrigan
                                 ------------------------------------------
                                     Address: 2300 Carillon Point
                                              Kirkland, Washington
                                              Fax: 425-828-8061

                                  JOHN CHAPPLE

                                  /s/ John Chapple
                                  ------------------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098


                                  PERRY SATTERLEE

                                  /s/ Perry Satterlee
                                  ------------------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098


                                  MARK FANNING

                                  /s/ Mark Fanning
                                  ------------------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098


                                  JOHN THOMPSON

                                  /s/ John D. Thompson
                                  ------------------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098


                                  DAVID THALER

                                  /s/ David M. Thaler
                                  ------------------------------------------
                                        Address: 4500 Carillon Point
                                                 Kirkland, Washington 98033
                                                 Fax: 425-828-8098

                                 DAVID AAS


                                 /s/ David Aas
                                 -----------------------------------------
                                       Address: 4500 Carillon Point
                                                Kirkland, Washington 98033
                                                Fax: 425-828-8098


                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION


                                 By: /s/ Molly S. Fergusson
                                    -----------------------------------------
                                     Name:    Molly S. Fergusson
                                     Title:   Manager, Operations
                                     Address: c/o GE Capital Services
                                              Structured Finance Group, Inc.
                                              120 Long Ridge Road
                                              Stamford, CT 06927
                                              Attention: Portfolio-Operations
                                              Fax: 203-961-2017


                                 NMS CAPITAL, L.P.

                                 By: NMS Capital Management, LLC,
                                     the sole General Partner



                                 By: /s/ Paul S. Lattanzio
                                     -----------------------------------------
                                     Name:    Paul S. Lattanzio
                                     Title:   Member
                                     Address: 9 West 57th Street
                                              48th Floor
                                              New York, NY 10019
                                              Attn: Paul S. Lattanzio
                                              Fax: 212-583-8273

                                 ARES LEVERAGED INVESTMENT FUND, L.P.

                                 By: ARES Management, L.P.

                                 By: ARES Operating Member, LLC,
                                     its General Partner


                                 By: /s/ Jeffrey Serota
                                    ------------------------------------------
                                     Name:    Jeffrey Serota
                                     Title:   Vice President
                                     Address: 1999 Avenue of the Stars
                                              Suite 1900
                                              Los Angeles, CA 90067
                                              Fax: 310-201-4170


                                 ARES LEVERAGED INVESTMENT
                                 FUND II, L.P.


                                 By: ARES Management II, L.P.

                                 By: ARES Operating Member II, LLC,
                                     its General Partner


                                 By: /s/ Jeffrey Serota
                                    ------------------------------------------
                                     Name:    Jeffrey Serota
                                     Title:   Vice President
                                     Address: 1999 Avenue of the Stars
                                              Suite 1900
                                              Los Angeles, CA 90067
                                              Fax: 310-201-4170

                                   THE HUFF ALTERNATIVE INCOME FUND, L.P.


                                   By: /s/ Donna B. Charlton
                                      ----------------------------------------
                                       Name:    Donna B. Charlton
                                       Title:   President of General Manager
                                       Address: 1776 On the Green
                                                67 Park Place
                                                Morristown, NJ 07960
                                                Fax: 973-984-5818




                                   TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
                                   TCW/CRESCENT MEZZANINE TRUST II

                                   By: TCW/CRESCENT MEZZANINE II, L.P.,
                                       its general partner or managing owner

                                   By: TCW/CRESCENT MEZZANINE, L.L.C.,
                                       its general partner


                                   By: /s/ John C. Rocchio
                                      ----------------------------------------
                                       Name:    John C. Rocchio
                                       Title:   Managing Director
                                       Address: 11100 Santa Monica Blvd.,
                                                Suite 2000
                                                Los Angeles, CA 90025
                                                Fax: 310-235-5967

                                  TCW SHARED OPPORTUNITY FUND III, L.P.

                                  By: TCW ASSET MANAGEMENT COMPANY,
                                       as Investment Advisor


                                  By: /s/ Robert D. Beyer
                                     ----------------------------------------
                                      Name:  Robert D. Beyer
                                      Title: Group Managing Director

                                  By: /s/ John C. Rocchio
                                     ----------------------------------------
                                      Name:    John C. Rocchio
                                      Title:   Managing Director
                                      Address: 11100 Santa Monica Blvd.,
                                               Suite 2000
                                               Los Angeles, CA 90025
                                               Fax: 310-235-5967


                                  SHARED OPPORTUNITY FUND IIB, LLC

                                  By: TCW ASSET MANAGEMENT COMPANY,
                                      as Investment Advisor


                                  By: /s/ Robert D. Beyer
                                     ----------------------------------------
                                      Name:  Robert D. Beyer
                                      Title: Group Managing Director

                                  By: /s/ John C. Rocchio
                                     ----------------------------------------
                                      Name:    John C. Rocchio
                                      Title:   Managing Director
                                      Address: 11100 Santa Monica Blvd.,
                                               Suite 2000
                                               Los Angeles, CA 90025
                                               Fax: 310-235-5967

                                 TCW SHARED OPPORTUNITY FUND II, L.P.

                                 By: TCW INVESTMENT MANAGEMENT
                                     COMPANY, as Investment Advisor


                                 By: /s/ Robert D. Beyer
                                    -----------------------------------------
                                     Name:  Robert D. Beyer
                                     Title: Group Managing Director

                                 By: /s/ John C. Rocchio
                                    -----------------------------------------
                                     Name:    John C. Rocchio
                                     Title:   Managing Director
                                     Address: 11100 Santa Monica Blvd.,
                                              Suite 2000
                                              Los Angeles, CA 90025
                                              Fax: 310-235-5967


                                 TCW LEVERAGED INCOME TRUST II, L.P.

                                 By: TCW (LINC II), L.P.,
                                                   as General Partner

                                 By: TCW ADVISORS (BERMUDA), LTD.,
                                     as General Partner


                                 By: /s/ Robert D. Beyer
                                    -----------------------------------------
                                     Name:       Robert D. Beyer
                                     Title:      Group Managing Director

                                 By:  TCW INVESTMENT MANAGEMENT
                                      COMPANY, as Investment Advisor


                                 By: /s/ John C. Rocchio
                                    -----------------------------------------
                                     Name:    John C. Rocchio
                                     Title:   Managing Director

                                     Address: 11100 Santa Monica Blvd.,
                                              Suite 2000
                                              Los Angeles, CA 90025
                                              Fax: 310-235-5967


                                 TCW LEVERAGED INCOME TRUST, L.P.

                                 By: TCW (BERMUDA), LIMITED,
                                     as General Partner


                                 By: /s/ Robert D. Beyer
                                    ---------------------------------------
                                     Name:  Robert D. Beyer
                                     Title: Group Managing Director

                                 By: TCW INVESTMENT MANAGEMENT
                                     COMPANY, as Investment Advisor


                                 By: /s/ John C. Rocchio
                                    ---------------------------------------
                                     Name:    John C. Rocchio
                                     Title:   Managing Director
                                     Address: 11100 Santa Monica Blvd.,
                                              Suite 2000
                                              Los Angeles, CA 90025
                                              Fax: 310-235-5967

                                    JDT-JRT L.L.C.

                                    By: John D. Thompson, Manager


                                    By: /s/ John D. Thompson
                                       -----------------------------------
                                        Name:  John D. Thompson
                                        Title: Manager


                                    JRC COHO L.L.C.

                                    By: John H. Chapple, Manager


                                    By: /s/ John H. Chapple
                                       ---------------------------------
                                        Name:  John H. Chapple
                                        Title: Manager